Exhibit 10.67

                           FOUR-YEAR CREDIT AGREEMENT

                            Dated as of July 17, 2001

                                      Among

                               MIRANT CORPORATION
                                   as Borrower

                                       and

                        THE INITIAL LENDERS NAMED HEREIN
                               as Initial Lenders

                                       and

                           CREDIT SUISSE FIRST BOSTON
                             as Administrative Agent

                              ---------------------

                           CREDIT SUISSE FIRST BOSTON
                  Sole Advisor, Lead Arranger and Book Manager

                              BANK OF AMERICA, N.A.
                      Co-Arranger and Co-Syndication Agent

                                 CITIBANK, N.A.
                 Senior Managing Agent and Co-Syndication Agent

               COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
                Senior Managing Agent and Co-Documentation Agent

                         THE ROYAL BANK OF SCOTLAND PLC
                           Senior Managing Agent and Co-Documentation Agent


               THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH
                       BAYERISCHE LANDESBANK GIROZENTRALE
                        DEUTSCHE BANK AG NEW YORK BRANCH
                               WACHOVIA BANK, N.A.
                             Senior Managing Agents





                                TABLE OF CONTENTS
                                                                                                               Page
                                    Article I

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms...............................................................................1
SECTION 1.02. Computation of Time Periods........................................................................15
SECTION 1.03. Accounting Terms...................................................................................15

                                   Article II

                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01. The Advances.......................................................................................15
SECTION 2.02. Making the Revolving Credit Advances...............................................................15
SECTION 2.03. The Competitive Bid Advances.......................................................................17
SECTION 2.04. Fees...............................................................................................21
SECTION 2.05. Termination or Reduction of the Commitments........................................................21
SECTION 2.06. Repayment of the Revolving Credit Advances.........................................................21
SECTION 2.07. Interest on the Revolving Credit Advances..........................................................21
SECTION 2.08. Interest Rate Determination........................................................................22
SECTION 2.09. Optional Conversion of the Revolving Credit Advances...............................................24
SECTION 2.10. Optional Prepayments of the Revolving Credit Advances..............................................24
SECTION 2.11. Increased Costs....................................................................................25
SECTION 2.12. Illegality.........................................................................................25
SECTION 2.13. Payments and Computations..........................................................................26
SECTION 2.14. Taxes..............................................................................................27
SECTION 2.15. Sharing of Payments, Etc...........................................................................29
SECTION 2.16. Use of Proceeds....................................................................................29
SECTION 2.17. Extension of the Termination Date..................................................................29
SECTION 2.18. Letters of Credit..................................................................................31

                                   Article III

              CONDITIONS TO EFFECTIVENESS AND EXTENSIONS OF CREDIT

SECTION 3.01. Conditions Precedent to Effectiveness of Section 2.01..............................................34
SECTION 3.02. Condition Precedent to Each Extension of Credit....................................................35
SECTION 3.03. Determinations Under Section 3.01..................................................................35

                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Borrower.....................................................36

                                    Article V

                            COVENANTS OF THE BORROWER

SECTION 5.01. Covenants of the Borrower..........................................................................37

                                   Article VI

                                EVENTS OF DEFAULT

SECTION 6.01. Events of Default..................................................................................42
SECTION 6.02. Actions in Respect of the Letters of Credit upon Event of Default..................................43

                                   Article VII

                                    THE AGENT

SECTION 7.01. Authorization and Action...........................................................................46
SECTION 7.02. Agent's Reliance, Etc..............................................................................46
SECTION 7.03. CSFB and Affiliates................................................................................47
SECTION 7.04. Lender Credit Decision.............................................................................47
SECTION 7.05. Indemnification....................................................................................47
SECTION 7.06. Successor Agent....................................................................................48

                                  Article VIII

                                  MISCELLANEOUS

SECTION 8.01. Amendments, Etc....................................................................................48
SECTION 8.02. Notices, Etc.......................................................................................49
SECTION 8.03. No Waiver; Remedies................................................................................49
SECTION 8.04. Costs and Expenses, Etc............................................................................49
SECTION 8.05. Right of Set-off...................................................................................52
SECTION 8.06. Binding Effect.....................................................................................52
SECTION 8.07. Assignments and Participations.....................................................................53
SECTION 8.08. Confidentiality....................................................................................57
SECTION 8.09. Governing Law......................................................................................58
SECTION 8.10. Execution in Counterparts..........................................................................58
SECTION 8.11. Jurisdiction, Etc..................................................................................58
SECTION 8.12. No Bankruptcy Proceedings..........................................................................59
SECTION 8.13. Waiver of Jury Trial...............................................................................59


Schedules

Schedule I........-        List of Applicable Lending Offices

Schedule II.......-        Terms of Subordination

Exhibits

Exhibit A-1.......-        Form of Revolving Credit Note

Exhibit A-2.......-        Form of Competitive Bid Note

Exhibit B-1.......-        Form of Notice of Revolving Credit Borrowing

Exhibit B-2.......-        Form of Notice of Competitive Bid Borrowing

Exhibit C-1.......-        Form of Assignment and Acceptance

Exhibit C-2.......-        Form of Confidentiality Agreement

Exhibit D.........-        Form of Opinion of Counsel for the Borrower

Exhibit E.........-        Form of Opinion of Counsel for the Agent

Exhibit F.........-        Form of Designation Agreement

                           FOUR-YEAR CREDIT AGREEMENT

                            Dated as of July 17, 2001

                  MIRANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions (the "Initial Lenders") listed on the signature pages hereof, the Issuing Banks (as hereinafter defined) from time to time party hereto and CREDIT SUISSE FIRST BOSTON ("CSFB"), as agent (the "Agent") for the Lenders (as hereinafter defined) and the Issuing Banks, agree as follows:

Article I.

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):


     "Advance" means a Revolving Credit Advance or a Competitive Bid Advance.


     "Affiliate" means, as to any Person (other than an individual), any other Person (other than an individual) that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.


     "Affiliate Subordinated Debt" has the meaning specified in Schedule II hereto.


     "Agent" has the meaning set forth in the introductory paragraph hereto.


     "Agent's Account" means the account of the Agent maintained by the Agent at The Bank of New York, ABA No. 021 00 0018, Account No. 8900387734, Account Name:
CSFB Agency Clearing Account, Ref: Mirant Corporation.


     "Applicable Facility Fee Percentage" means, as of any date, a percentage per annum determined by reference to the Credit Ratings in effect on such date as set forth below:




                           -------------------------------- -----------------------------
                                    Credit Rating             Applicable Facility Fee
                                     S&P/Moody's                     Percentage
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 1
                           A-/A3 or above                              .150%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 2
                           BBB+/Baa1                                   .175%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 3
                           BBB/Baa2                                    .200%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 4
                           BBB-/Baa3                                   .250%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 5
                           BB+/Ba1 or below                            .350%
                           -------------------------------- -----------------------------


     "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.


     "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Credit Ratings in effect on such date as set forth below:




                  --------------------------- ------------------------------ ------------------------------
                        Credit Rating             Applicable Margin for          Applicable Margin for
                         S&P/Moody's               Base Rate Advances          Eurodollar Rate Advances
                  --------------------------- ------------------------------ ------------------------------
                  --------------------------- ------------------------------ ------------------------------
                  Level 1
                  A-/A3 or above                           0%                            .475%
                  --------------------------- ------------------------------ ------------------------------
                  --------------------------- ------------------------------ ------------------------------
                  Level 2
                  BBB+/Baa1                                0%                            .575%
                  --------------------------- ------------------------------ ------------------------------
                  --------------------------- ------------------------------ ------------------------------
                  Level 3
                  BBB/Baa2                                 0%                            .725%
                  --------------------------- ------------------------------ ------------------------------
                  --------------------------- ------------------------------ ------------------------------
                  Level 4
                  BBB-/Baa3                                0%                            .750%
                  --------------------------- ------------------------------ ------------------------------
                  --------------------------- ------------------------------ ------------------------------
                  Level 5
                  BB+/Ba1 or below                        .450%                         1.450%
                  --------------------------- ------------------------------ ------------------------------

     provided, however, that on each date on which the aggregate of the unpaid Advances and the Available Amount of the Letters of Credit exceeds 33-1/3% of the aggregate of the Commitments, the Applicable Margin for Eurodollar Rate Advances shall be increased for such date by a percentage per annum determined by reference to the Credit Ratings in effect on such date as set forth below:



                           -------------------------------- -----------------------------
                                    Credit Rating              Increase in Applicable
                                                               Margin for Eurodollar
                                     S&P/Moody's                   Rate Advances
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 1
                           A-/A3 or above                              .125%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 2
                           BBB+/Baa1                                   .125%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 3
                           BBB/Baa2                                    .125%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 4
                           BBB-/Baa3                                   .250%
                           -------------------------------- -----------------------------
                           -------------------------------- -----------------------------
                           Level 5
                           BB+/Ba1 or below                            .500%
                           -------------------------------- -----------------------------


     "Arrangers" means the Lead Arranger and the Co-Arranger.


     "Assets" with respect to any Person means all or any part of its business, property and assets, wherever situated.


     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and one or more Eligible Assignees, and accepted by the Agent and, if required hereby, by the Borrower, in substantially the form of Exhibit C-1 hereto.


     "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).


     "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

     (a) the rate of interest announced publicly by CSFB in New York, New York, from time to time, as CSFB's base rate; and

     (b) .5% per annum above the Federal Funds Rate.


     "Base Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(i).


     "Borrower" has the meaning set forth in the introductory paragraph hereto.


     "Borrowing" means a Revolving Credit Borrowing or a Competitive Bid Borrowing.


     "Business Day" means any day other than a Saturday, Sunday or any day on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances or LIBO Rate Advances, on which dealings are carried on in the London interbank market.


     "Cash  Available for Corporate Debt Service" for a particular  period means
(a) EBITDA with reference to the Borrower's consolidated financial statements; plus (b) cash received (net of transaction costs and expenses) during such period by the Borrower and its consolidated Subsidiaries from asset sales or other dispositions not required to prepay debt.


     "Co-Arranger"   means  Bank  of   America,   N.A.,   as   Co-Arranger   and
Co-Syndication Agent.


     "Commitment" means a Revolving Credit Commitment or a Letter of Credit Commitment.


     "Competitive Bid Advance" means an advance by a Lender to the Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.


     "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.


     "Competitive Bid Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a Competitive Bid Advance made by such Lender.


     "Competitive Bid Reduction" means, with respect to any Lender at any time, such Lender's Pro Rata Share of the aggregate amount of the Competitive Bid Advances outstanding at such time.


     "Confidential Information" means information concerning the Borrower or its Affiliates which is non-public, confidential or proprietary in nature, or any information that is marked or designated confidential by or on behalf of the Borrower, which is furnished to any Lender by the Borrower or any of its Affiliates directly or through the Agent or the Lead Arranger in connection with this Agreement or the transactions contemplated hereby (at any time on, before or after the date hereof), together with all analyses, compilations or other materials prepared by such Lender or its respective directors, officers, employees, agents, auditors, attorneys, consultants or advisors (collectively, "Representatives") which contain or otherwise reflect such information.


     "Consenting Lender" has the meaning specified in Section 2.17(b).


     "Consolidated Net Worth" means the aggregate of the capital stock and other equity accounts (including, without limitation, retained earnings and paid in capital) of the Borrower.


     "Control" (including the terms "Controlling", "Controlled by" and "under common Control with") of a Person (other than an individual) means the power to direct or to cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.


     "Convert", "Conversion" and "Converted" each refers to a conversion of Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Section 2.08 or 2.09.


     "Corporate Interest" means, for any period, the aggregate of the Borrower's accrued obligations during such period to pay interest on Recourse Debt and Non-Affiliate Subordinated Debt.


     "Credit Rating" means, as of any date, the highest credit rating that has been most recently established in writing by either S&P or Moody's, as the case may be, for the Borrower or for any class of non-credit-enhanced long-term senior unsecured debt issued by the Borrower. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Credit Rating, the Applicable Margin, any change in the Applicable Margin pursuant to the proviso in the definition of such term and the Applicable Facility Fee Percentage shall be determined by reference to the available Credit Rating; (b) if neither S&P nor Moody's shall have in effect a Credit Rating, the Applicable Margin, any such change and the Applicable Facility Fee Percentage will be set in accordance with Level 5 under the table or tables contained in the definition of "Applicable Margin" or "Applicable Facility Fee Percentage", as the case may be;
(c) if the ratings established by S&P and Moody's shall fall within different but adjoining Levels (e.g., Levels 2 and 3), the Applicable Margin, any such change and the Applicable Facility Fee Percentage will be set in accordance with the higher of such Levels under the table or tables contained in the definition of "Applicable Margin" or "Applicable Facility Fee Percentage", as the case may be; (d) if the ratings established by S&P and Moody's shall fall within different and non-adjoining Levels (e.g., Levels 2 and 4), the Applicable Margin, any such change and the Applicable Facility Fee Percentage (x) if such Levels are separated by one Level (e.g., Levels 1 and 3) or by three Levels (e.g., Levels 1 and 5) will be set in accordance with the Level midway between such Levels (e.g., Level 2 or Level 3, respectively) under the table or tables contained in the definition of "Applicable Margin" or "Applicable Facility Fee Percentage", as the case may be, or (y) if such Levels are separated by two Levels (e.g., Levels 1 and 4) will be set in accordance with the Level under the table or tables contained in the definition of "Applicable Margin" or "Applicable Facility Fee Percentage", as the case may be, immediately below the higher of such Levels in such table or tables (e.g., Level 2); (e) if any Credit Rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is notified in writing to the Borrower, or is announced publicly, by the rating agency making such change; and
(f) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Credit Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.


     "CSFB" has the meaning set forth in the introductory paragraph hereto.


     "Debt" means, for any Person, any obligations of such Person for or in respect of (a) moneys borrowed or raised (whether or not for cash) by whatever means (including acceptances, deposits, discounting, letters of credit, factoring (other than on a non-recourse basis), Finance Leases and any other form of financing which is recognized in such Person's financial statements as being in the nature of a borrowing (excluding, for the avoidance of doubt, share capital, share premium account and any capital prepayment reserve), (b) the deferred purchase price of Assets or services (other than goods and services obtained on normal commercial terms in the ordinary course of business or operations) and (c) guarantees by such Person of obligations which constitute Debt of another Person under clause (a) or (b) above.


     "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


     "Designated Lender" means a special purpose corporation that is identified as such on the signature pages hereof or of an Assignment and Acceptance next to the caption "Designated Lender" as well as each special purpose corporation that
(a) shall have become a party to this Agreement  pursuant to Section 8.07(i) and
(b) is not otherwise a Lender.


     "Designated Lender Note" means a Note evidencing the obligation of the Borrower to repay Advances made by a Designated Lender.


     "Designating Lender" means each Lender that is identified as such on the signature pages hereof or of an Assignment and Acceptance next to the caption "Designating Lender" and immediately below the signature of its Designated Lender, as well as each Lender that shall designate a Designated Lender pursuant to Section 8.07(i).


     "Designation Agreement" means a designation agreement in substantially the form of Exhibit F attached hereto, entered into by a Lender and a Designated Lender and accepted by the Borrower and the Agent.


     "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on
Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.


     "Drawing Documents" in respect of a Letter of Credit means the draft, certificates and other documents required by such Letter of Credit to be presented as a condition of payment of such draft under such Letter of Credit.


     "EBITDA" for a particular period means with reference to the Borrower's consolidated financial statements (a) income from continuing operations before income taxes and minority interest; plus (b) depreciation and amortization; plus
(c) Corporate Interest; plus (d) losses attributable to minority interest; minus
(e) income attributable to minority interest; minus (f) cash income taxes paid, adjusted, if appropriate, to reflect any minority investors' pro rata share of cash income taxes paid (including cash payments to Affiliates of the Borrower related to corporate tax sharing arrangements); plus (g) cash income taxes received, adjusted, if appropriate, to reflect any minority investors' pro rata share of cash income taxes received (including cash tax refunds and cash payments from Affiliates of the Borrower related to corporate tax sharing arrangements). "EBITDA" shall not include the effect of (i) gains or losses on sales or dispositions of assets and (ii) non-recurring items to the extent they do not affect cash.


     "Effective Date" has the meaning specified in Section 3.01.


     "Eligible  Assignee"  means (i) a Lender;  (ii) an  Affiliate  of a Lender;
(iii) a commercial bank organized under the laws of the United States, or any State thereof; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof; (v) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause
(v); (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (vii) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee; provided further that the entities listed in items (iii)-(vii) above shall have a short-term credit rating of at least "Prime-2" (or the then equivalent grade) by Moody's or "A-2" (or the then equivalent grade) by S&P, or, if no short-term credit rating is available, a long-term credit rating of at least Baa1 (or the then equivalent grade) by Moody's or BBB+ (or the then equivalent grade) by S&P; provided further that if any entity listed in item (vii) above shall have no short-term or long-term credit rating, the relevant credit rating shall be the short-term or long-term credit rating of the country of which such entity is the central bank.


     "Eligible Securities" means (a) readily marketable securities issued or guaranteed by the government of the United States of America or any agency thereof having a maturity at the time of issuance not exceeding one year, (b) commercial paper rated at least A-1 by S&P or P-1 by Moody's, in each case having a maturity at the time of issuance not exceeding one year, and (c) certificates of deposit of or time deposits with any commercial bank, the long-term debt of which has been assigned a rating of at least BBB by S&P or Baa2 by Moody's and which is a Lender.


     "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on
Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.


     "Eurodollar Rate" means, for each Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing, an interest rate per annum equal to the London inter-bank offered rate fixed by the British Bankers' Association (as set forth by any service selected by the Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for deposits in U.S. dollars to be outstanding for a period equal to such Interest Period at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period; provided that, to the extent that the "Eurodollar Rate" is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Rate" shall be the interest rate per annum determined by the Agent to be the average (rounded to the nearest 1/10,000th of 1% per annum) of the rates per annum at which deposits in U.S. dollars are offered to prime banks in the London inter-bank market in London, England by the Reference Banks at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period in amounts substantially equal to the amounts of the respective Eurodollar Rate Advances made or to be made by the Reference Banks as part of such Borrowing and to be outstanding for a period which is coterminous with such Interest Period, subject, however, to the provisions of Section 2.08.


     "Eurodollar Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(ii).


     "Events of Default" has the meaning specified in Section 6.01.


     "Excepted Assets" means (i) Assets sold or otherwise disposed of in the ordinary course of business (including, without limitation, Assets distributed to shareholders) (ii) Assets the net proceeds of the sale of which are invested in Assets in similar or related lines of business of the Borrower or its Subsidiaries and/or applied to repay Debt of the Borrower or its Subsidiaries (including the purchase of debt securities for cancellation), in each case within 18 months of the receipt of such net proceeds, (iii) Assets the net proceeds of the sale of which are retained by the Borrower or its Subsidiaries as cash or marketable securities, and (iv) Assets being transferred from one wholly-owned Subsidiary of the Borrower to another wholly owned Subsidiary of the Borrower.


     "Extension Date" has the meaning specified in Section 2.17(b).


     "Extension of Credit" means a Borrowing or the issuance or renewal of a Letter of Credit.


     "Extension Request Date" has the meaning specified in Section 2.17(a).


     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.


     "Finance Lease" means, for any Person, any lease, or any hire purchase, conditional sale or other form of title retention agreement which is recognized in such Person's financial statements as being in the nature of a borrowing.


     "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i).


     "GAAP" has the meaning specified in Section 1.03.


     "Information Memorandum" means the information memorandum dated June 14, 2001 used by the Lead Arranger in connection with the syndication of this Agreement and the 364-Day Credit Agreement.


     "Initial Lenders" has the meaning set forth in the introductory paragraph hereto.


     "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing and for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance or LIBO Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below (in the case of a Eurodollar Rate Advance) or, subject to the provisions below, pursuant to the relevant Notice of Competitive Bid Borrowing (in the case of a Competitive Bid Advance) and, thereafter with respect to each Eurodollar Rate Advance or Competitive Bid Advance, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below (in the case of a Eurodollar Rate Advance) or, subject to the provisions below, pursuant to the relevant Notice of Competitive Bid Borrowing (in the case of a Competitive Bid Advance). The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

          (i) the Borrower may not select any Interest Period that ends after the Termination Date;

          (ii) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Revolving Credit Borrowing or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

          (iii)whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

          (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.


     "Issuing Bank" means any commercial bank approved as an Issuing Bank by the Agent (such approval not to be unreasonably withheld or delayed), which commercial bank has entered into a written agreement with the Borrower (an "Issuing Bank Agreement") (i) pursuant to which such commercial bank becomes a party to this Agreement as an Issuing Bank and agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and (ii) which sets forth its initial Letter of Credit Commitment. An Issuing Bank may, but need not, be a Lender.


     "Issuing Bank Agreement" has the meaning specified in the definition of "Issuing Bank".


     "Issuing Bank's Notice" has the meaning specified in Section 2.18(c).


     "Later Day" has the meaning specified in Section 2.17(a).


     "Law"  means  any  constitution,   decree,  judgment,  legislation,  order,
ordinance, regulation, statute, treaty or other legislative measure having the force of law (and "lawful" and "unlawful" shall be construed accordingly).


     "Lead Arranger" means Credit Suisse First Boston, as Sole Advisor, Lead Arranger and Book Manager.


     "Lenders" means the Initial Lenders and each Person that shall become a party hereto pursuant to Section 8.01(b) or 8.07(a) and the Designated Lenders, if any; provided, however, that the term "Lender" shall exclude each Designated Lender when used in reference to an Advance (except to the extent a Designated Lender is the obligee of an Advance actually funded by it pursuant to Section 2.01(c)), terms relating to the Advances (except as noted above) and the Commitments.


     "Letter of Credit" has the meaning specified in Section 2.18(a).


     "Letter of Credit Advance" has the meaning specified in Section 2.18(c).


     "Letter  of Credit  Advance  Date" has the  meaning  specified  in  Section
2.18(c).


     "Letter of Credit Agreement" has the meaning specified in Section 2.18(b).


     "Letter of Credit Collateral" has the meaning specified in Section 6.02(b).


     "Letter of Credit Collateral Account" has the meaning specified in Section 6.02(a).


     "Letter of Credit Commitment" means, at any time, with respect to an Issuing Bank, the amount of its Letter of Credit Commitment as set forth in its Issuing Bank Agreement, as such amount may be increased at or prior to such time by the agreement of such Issuing Bank and the Borrower and as notified to the Agent by the Issuing Bank and as such amount may be reduced at or prior to such time pursuant to Section 2.05.


     "Level" means any of Level 1 through Level 5 specified in the table or tables under the definition of "Applicable Margin" or "Applicable Facility Fee Percentage".


     "LIBO Rate" means, for each Interest Period for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the London inter-bank offered rate fixed by the British Bankers' Association (as set forth by any service selected by the Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for deposits in U.S. dollars to be outstanding for a period equal to such Interest Period at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period; provided that, to the extent that the "LIBO Rate" is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum determined by the Agent to be the average (rounded to the nearest 1/10,000th of 1% per annum) of the rates per annum at which deposits in U.S. dollars are offered to prime banks in the London inter-bank market in London, England by the Reference Banks at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period in amounts substantially equal to the amounts that would be the Reference Banks' respective ratable shares of such Borrowing if such Borrowing were a Revolving Credit Borrowing and to be outstanding for a period which is coterminous with such Interest Period, subject, however, to the provisions of Section 2.08.


     "LIBO Rate Advance" means a Competitive Bid Advance bearing interest based on the LIBO Rate.


     "Lien" means any mortgage, pledge, lien, hypothecation, security interest or other charge, encumbrance or other arrangement in the nature of a security interest in property to secure the payment or performance of Debt; provided, however, that the term "Lien" shall not include any easements, rights-of-way, zoning restrictions, leases, subleases, licenses, sublicenses, other restrictions on the use of property, defects in title to property or other similar encumbrances.


     "Liquidity Lender" means for any Designated Lender, at any date of determination, the Designating Lender or, with the prior written consent of the Borrower, another financial institution which at such date is providing liquidity or credit support facilities to or for the account of such Designated Lender to fund such Designated Lender's obligations hereunder or to support the securities, if any, issued by such Designated Lender to fund such obligations.


     "Loan Documents" means this Agreement, the Notes and each Letter of Credit Agreement, as each may be amended, supplemented or otherwise modified from time to time.


     "Material Adverse Effect" means a material adverse change in, or material adverse effect on, the financial condition, operations, business or properties of the Borrower which would have a material adverse effect on the ability of the Borrower to pay amounts owed by it from time to time hereunder.


     "Moody's" means Moody's Investors Service, Inc.


     "Non-Affiliate Subordinated Debt" has the meaning specified in Schedule II hereto.


     "Non-Consenting Lender" has the meaning specified in Section 2.17(b).


     "Note" means a Revolving Credit Note or a Competitive Bid Note.


     "Notice of Competitive Bid Borrowing" has the meaning specified in Section 2.03(a).


     "Notice of Issuance" has the meaning specified in Section 2.18(b).


     "Notice of Renewal" has the meaning specified in Section 2.18(a).


     "Notice of Revolving Credit Borrowing" has the meaning specified in Section 2.02(a).


     "Notice of Termination" has the meaning specified in Section 2.18(a).


     "Other Taxes" has the meaning specified in Section 2.14.


     "Person" means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organization, trust, state or agency of a state (in each case, whether or not having separate legal personality).


     "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the aggregate of the Revolving Credit Commitments at such time.


     "Project Finance Debt" means Debt (not exceeding the cost of the acquisition, construction or creation of the relevant Asset or project) incurred or existing in connection with the financing or refinancing of any Asset or project, the repayment of which Debt is to be made from the revenues arising out of, or other proceeds of realization from, the acquired or created Asset or project, with recourse to those revenues and proceeds and Assets forming the subject matter of such Asset or project (including, without limitation, insurance, contracts and shares or other rights of ownership in the entity(ies) which own the relevant Assets or project) and other Assets ancillary thereto but without substantial recourse to any other Asset or otherwise to Borrower; provided that substantial recourse shall not be deemed to exist by reason of normal and customary sponsor support arrangements.


     "Recourse Capital" means the sum of (a) Consolidated Net Worth and (b) Debt of the Borrower.


     "Recourse  Debt"  means all Debt of the  Borrower  other than  Subordinated
Debt.


     "Reference Banks" means CSFB, Bank of America, N.A. and Citibank, N.A.



     "Register" has the meaning specified in Section 8.07(d).


     "Representatives"   has  the  meaning   specified  in  the   definition  of
"Confidential Information".


     "Required Lenders" means at any time Lenders owed at least a majority of the then aggregate unpaid principal amount of the Revolving Credit Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least a majority of the aggregate amount of the Revolving Credit Commitments.


     "Revolving Credit Advance" means an advance by a Lender to the Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or a Eurocurrency Rate Advance (each of which shall be a "Type" of Revolving Credit Advance).


     "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01.


     "Revolving Credit Commitment" means, with respect to any Lender (i) the amount set forth opposite such Lender's name on Schedule I hereto, (ii) if such Lender has become a Lender pursuant to Section 8.01(b), the amount of the Revolving Credit Commitment of such Lender set forth in the relevant supplemental agreement referred to in Section 8.01(b) or (iii) if such Lender has entered into an Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d), as any such amount may be reduced pursuant to Section 2.05.


     "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender.


     "S&P"  means  Standard  &  Poor's  Rating  Services,   a  division  of  The
McGraw-Hill Companies, Inc.


     "Senior Managing Agents" means Citibank, N.A., as Senior Managing Agent and Co-Syndication Agent, Commerzbank AG, New York and Grand Cayman Branches, as Senior Managing Agent and Co-Documentation Agent, The Royal Bank of Scotland PLC, as Senior Managing Agent and Co-Documentation Agent, and The Bank of Tokyo-Mitsubishi Ltd., New York Branch, Bayerische Landesbank Girozentrale, Deutsche Bank AG New York Branch and Wachovia Bank, N.A., as Senior Managing Agents.


     "Subordinated Debt" means Affiliate Subordinated Debt and Non-Affiliate Subordinated Debt.



     "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the Voting Stock, (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one of more of its Subsidiaries or by one or more of such Person's other Subsidiaries.


     "Taxes" has the meaning specified in Section 2.14.


     "Termination Date" means the earlier of (a) the day occurring on the fourth anniversary of the date hereof, subject to the extension thereof pursuant to
Section 2.17, and (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01; provided, however, that the Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.17 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.


     "Unused Revolving Credit Commitment" means, with respect to any Lender at any time, (a) such Lender's Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit Advances made by such Lender, in each case in its capacity as a Lender and not as an Issuing Bank, and outstanding at such time, (ii) such Lender's Competitive Bid Reduction at such time and (iii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and
(B) to the extent not included in clause (b)(i) of this definition, the aggregate principal amount at such time of all Letter of Credit Advances made by the Issuing Banks to the extent the Lenders have not made available to the Agent their payments in respect of their purchases of their Pro Rata Shares thereof pursuant to Section 2.18(c)(2).


     "U.S.  Tax  Law  Change"  has  the  meaning   specified  in  Section  2.14.


     "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person (other than an individual), the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.


     "364-Day Credit Agreement" means the 364-Day Credit Agreement dated as of the date hereof among the Borrower, the initial lenders named therein and CSFB, as agent.

     SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied by the Borrower at the relevant time ("GAAP").

                                   Article II.

                        AMOUNTS AND TERMS OF THE ADVANCES

     SECTION 2.01. The Advances. (a) The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed such Lender's Unused Revolving Credit Commitment on such Business Day. Each Revolving Credit Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments. The Borrower may make more than one Revolving Credit Borrowing or Competitive Bid Borrowing on the same day and may make Revolving Credit Borrowings and Competitive Bid Borrowings on the same day. Within the limits of each Lender's Revolving Credit Commitment, the Borrower may borrow under this
Section 2.01, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

     (b) Designated Lenders. For any Lender which is a Designating Lender, any Advance to be made by such Lender may from time to time be made by its Designated Lender in such Designated Lender's sole discretion, and nothing herein shall constitute a commitment to make Advances by such Designated Lender; provided that, if any Designated Lender elects not to, or fails to, make any such Advance, its Designating Lender hereby agrees that it shall make such Advance pursuant to the terms hereof. Any Advance actually funded by a Designated Lender shall constitute a utilization of the Commitment of the Designating Lender for all purposes hereunder.

     SECTION 2.02. Making the Revolving Credit Advances. (a) Each Revolving Credit Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, or not later than 11:00 A.M. (New York City time) on the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Base Rate Advances, by the Borrower to the Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall be by telephone, confirmed immediately by telecopier in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Revolving Credit Borrowing, (ii) Type of Revolving Credit Advances comprising such Revolving Credit Borrowing, (iii) aggregate amount of such Revolving Credit Borrowing and (iv) in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, the initial Interest Period for each such Revolving Credit Advance. Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Revolving Credit Borrowing; provided, however, that if a Notice of Revolving Credit Borrowing in respect of a proposed Revolving Credit
Borrowing consisting of Base Rate Advances is given on the date of such Revolving Credit Borrowing, the Lenders shall so make available their ratable portions of such Revolving Credit Borrowing before 3:00 P.M. (New York City time) on such date. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's address referred to in Section 8.02.

     (b) Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for any Revolving Credit Borrowing if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.08(e).

     (c) The Borrower shall indemnify each Lender against any actual and documented loss (excluding any loss of profit and/or margin), cost or expense reasonably incurred by such Lender as a result of (i) the revocation by the Borrower of (x) any Notice of Revolving Credit Borrowing for a Revolving Credit Borrowing that such Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Advances or (y) any notice given by the Borrower pursuant to Section 2.09 of the Conversion of Base Rate Advances to Eurodollar Rate Advances and (ii) any failure to fulfill on or before the date specified in a Notice of Revolving Credit Borrowing for a Revolving Credit Borrowing that such Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Advances the applicable conditions set forth in Article III, including, without limitation in each such case, any loss (excluding loss of profit and/or margin), cost or expense reasonably incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Credit Advance to be made by such Lender as part of such Revolving Credit Borrowing or as a result of such Conversion when such Revolving Credit Advance, as a result of such revocation or failure, is not made on the date specified therefor in the relevant Notice of Revolving Credit Borrowing or when such Base Rate Advances, as a result of such revocation, are not converted to Eurodollar Rate Advances, but excluding, however, any such losses, costs and expenses resulting from any such revocation or failure which has occurred more than 60 days prior to demand being made to the Borrower by such Lender for indemnification. The payment of such indemnity to a Lender shall be made within 30 days of a demand by such Lender complying with Section 8.04(d).

     (d) Unless the Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing that such Lender will not make available to the Agent such Lender's ratable portion of such Revolving Credit Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Revolving Credit Borrowing in accordance with Section 2.02(a) and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Revolving Credit Advances comprising such Revolving Credit Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Credit Advance as part of such Revolving Credit Borrowing for purposes of this Agreement.

     (e) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit
Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

     SECTION 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that the Borrower may make one or more Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that the aggregate amount of the Competitive Bid Borrowings made on any Business Day shall not exceed the aggregate amount of the Unused Revolving Credit Commitments on such Business Day.

     (i) The Borrower may request a Competitive Bid Borrowing under this Section by delivering to the Agent, by telecopier, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (t) date of such proposed Competitive Bid Borrowing, (u) aggregate amount of such proposed Competitive Bid Borrowing, (v) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, the Interest Period or Periods therefor, (w) the maturity date for repayment of the Competitive Bid Advances to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than, in the case of each LIBO Rate Advance to be made as part of such Competitive Bid Borrowing, the date occurring one month after the date of such Competitive Bid Borrowing or, in all cases, later than the Termination Date), (x) interest payment date or dates relating thereto, (y) provisions related to assignments of, and sales of participations in, the related Competitive Bid Advances and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 11:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Competitive Bid Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Advances comprising such Competitive Bid Borrowing shall be LIBO Rate Advances. The Agent shall give to each Lender by telecopier prompt notice of each Notice of Competitive Bid Borrowing.

     (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to the Borrower), (A) before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and (B) before 10:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of (w) the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts of such proposed Competitive Bid may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), (x) in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, the rate or rates of interest therefor, (y) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, the margin over the LIBO Rate therefor, and (z) such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if CSFB in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Agent before the time by which such offer would have had to have been made, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

     (iii)The Borrower shall, in turn, (A) before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and (B) before 11:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances either:

     (x) cancel such Competitive Bid Borrowing by giving the Agent notice to that effect, or

     (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Agent of the amount of each Competitive Bid Advance
          (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Agent notice to that effect. The Borrower shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the amount that each such Lender offered at such interest rate.

          (iv) If the Borrower notifies the Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

          (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph
               (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 11:00 A.M. (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 8.02, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Agent of such funds, the Agent will make such funds available to the Borrower at the location specified by the Borrower in its Notice of Competitive Bid Borrowing. Promptly after each Competitive Bid Borrowing the Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent Competitive Bid Reduction and the dates upon which such Competitive Bid Reduction commenced and will terminate.

          (vi) Unless otherwise specified by the Borrower in the related Notice of Competitive Bid Borrowing, the Borrower shall indemnify each Lender against any actual and documented loss (excluding any loss of profit and/or margin), cost or expense reasonably incurred by such Lender as a result of (i) the revocation by the Borrower of its acceptance of any offer made by such Lender pursuant to paragraph (iii)(y) above or (ii) any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding any loss of profit and/or margin), cost or expense reasonably incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such revocation or failure, is not made on such date, but excluding, however, any such losses, costs and expenses resulting from any such revocation or failure which has occurred more than 60 days prior to demand being made to the Borrower by such Lender for indemnification. The payment of such indemnity to a Lender shall be made within 30 days of a demand by such Lender complying with
               Section 8.04(d).

     (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of
Section 2.03(a).

     (c) Within the limits and on the conditions set forth in this Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this Section 2.03; provided that, subject to Section 2.01, a Competitive Bid Borrowing shall not be made within three Business Days of the date of any other Competitive Bid Borrowing.

     (d) The Borrower shall repay to the Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by the Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to Section 2.03(a)(i) and provided in the Competitive Bid Note evidencing such Competitive Bid Advance), the then unpaid principal amount of such Competitive Bid Advance. The Borrower shall have no right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to
Section 2.03(a)(i) and set forth in the Competitive Bid Note evidencing such Competitive Bid Advance.

     (e) The Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to Section 2.03(a)(ii), payable on the interest payment date or dates specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to Section 2.03(a)(i), as provided in the Competitive Bid Note evidencing such Competitive Bid Advance. Unless otherwise specified by the Borrower in the related Notice of Competitive Bid Borrowing, upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), the Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance.

     (f) The indebtedness of the Borrower resulting from each Competitive Bid Advance made to the Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of the Borrower payable to the order of the Lender making such Competitive Bid Advance.

     (g) Upon delivery of each Notice of Competitive Bid Borrowing, the Borrower shall pay a non-refundable fee of $3,500 to the Agent for its own account.

     SECTION 2.04. Fees. (a) Facility Fee. The Borrower shall pay to the Agent for the account of each Lender a facility fee on the aggregate amount of such Lender's Revolving Credit Commitment, irrespective of usage, (i) in the case of each Initial Lender, from the date of this Agreement, (ii) in the case of a Lender which becomes a Lender pursuant to Section 8.01(b), from the date the supplemental agreement referred to in Section 8.01(b) becomes effective as therein provided and (iii) in the case of each other Lender, from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, until the Termination Date at a rate per annum equal to the Applicable Facility Fee Percentage in effect from time to time, payable in arrears on the last Business Day of each March, June, September and December, and on the Termination Date.

     (b) Available Amount Fees. The Borrower shall pay to the Agent for the account of each Lender a fee on such Lender's Pro Rata Share of the average daily aggregate Available Amount of all Letters of Credit outstanding from time to time at a rate per annum equal to the Applicable Margin in effect from time to time for Eurodollar Rate Advances, payable in arrears on the last day of each March, June, September and December, and on the Termination Date.

     (c) Other Fees. The Borrower shall pay to the Agent for the account each Lender and to the Agent and the Lead Arranger for their own respective accounts such fees as may from time to time be agreed between the Borrower and the Lead Arranger.

     SECTION 2.05. Termination or Reduction of the Commitments. The Borrower shall have the right, (i) upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the Unused Revolving Credit Commitments and (ii) subject to the relevant Issuing Bank Agreement, upon notice on any Business Day to the Agent and an Issuing Bank, to terminate in whole or in part the Letter of Credit Commitment of such Issuing Bank; provided that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

     SECTION 2.06. Repayment of the Revolving Credit Advances. The Borrower shall repay to the Agent for the ratable account of the Lenders on the Termination Date the aggregate principal amount of the Revolving Credit Advances then outstanding.

     SECTION 2.07. Interest on the Revolving Credit Advances. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Base Rate Advances. During such periods as such Revolving Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last Business Day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

          (ii) Eurodollar Rate Advances. During such periods as such Revolving Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Revolving Credit Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

     (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), the Borrower shall pay interest on (i) the unpaid principal amount of each Revolving Credit Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Revolving Credit Advance pursuant to clause
(a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder or under any Note that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

     SECTION 2.08. Interest Rate  Determination.

     (a) Each Reference Bank agrees to furnish to the Agent, at its request, timely information for the purpose of determining each Eurodollar Rate and LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.07(a)(i) or (ii), and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.07(a)(ii) or for a LIBO Rate Advance.

(b) If (i) the Agent is unable for any reason to determine the Eurodollar Rate for any Interest Period, (ii) if applicable, fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for any Interest Period pursuant to Section 2.08(a) or (iii) the Required Lenders notify the Agent by 12:00 noon (London time) two Business Days prior to the first day of any Interest Period that the Required Lenders were unable to obtain, at approximately 11:00 A.M. (London time) on such Business Day and at the applicable Eurodollar Rate, U.S. dollar deposits for a period equal to such Interest Period and in amounts substantially equal to such Required Lenders' respective Eurodollar Rate Advances comprising part of the Revolving Credit Borrowing to be outstanding during such Interest Period, the Agent shall promptly notify the Borrower and the Lenders of such event, whereupon:

               (A) within five Business Days of receipt of such notification, the Agent and the Borrower shall enter into good faith negotiations for a period of 15 days (or such shorter period as is required to agree to the alternative basis referred to in this clause (A)) with a view to agreeing on an alternative basis for determining the rate of interest applicable to such Eurodollar Rate Advances;

               (B) any alternative basis agreed under clause (A) above with the approval of the Required Lenders and any interest rate determined pursuant thereto will be binding on all the parties hereto and will be retroactive to, and take effect from, the first day of the applicable Interest Period;

               (C) if no alternative basis is agreed under clause (A) above within the 15-day period there specified, the Agent, upon instructions of the Required Lenders, shall, on behalf of each of the Lenders, set forth an alternative basis for determining the rate of interest applicable to such Eurodollar Rate Advances on or before the last day of the Interest Period to which the notification relates or, if earlier, within ten days after the expiration of the 15-day period set forth in clause (A) above. Each Lender shall certify to the Agent and to the Borrower such Lender's actual cost of funds for funding its applicable Eurodollar Rate Advances, and the Required Lenders shall certify to the Agent and the Borrower in reasonable detail the alternative basis for determining the rate of interest to be applicable to such Eurodollar Rate Advances and such interest rate as so determined;

               (D) any interest rate determined pursuant to clause (C) above shall not, in any event, exceed (x) the Required Lenders' reasonable determination of the cost to the Lenders, as certified by them pursuant to clause (C) above, of funding their applicable Eurodollar Rate Advances plus (y) the Applicable Margin;

               (E) each alternative basis so certified and each interest rate determined pursuant thereto shall be binding on the Borrower and the Lenders and shall be retroactive to, and take effect from, the first day of the applicable Interest Period; and

               (F) so long as any alternative basis referred to above is in force, the Agent, in consultation with the Borrower and the Required Lenders, shall from time to time, but not less frequently than monthly, review whether or not the circumstances referred to in this Section 2.08(b) still prevail with a view to returning to the normal provisions of this Agreement in relation to the method of determining interest as soon as practicably possible.

     (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, then on the last day of the then existing Interest Period therefor the longest Interest Period not longer than three months that the Borrower could have selected for such Eurodollar Rate Advances in accordance with such provisions shall be applicable to such Eurodollar Rate Advances or, if the Borrower could not have selected any Interest Period for such Eurodollar Rate Advances in accordance with such provisions, such Eurodollar Rate Advances will automatically, on such last day, Convert into Base Rate Advances, and the Agent shall promptly notify the Borrower and the Lenders thereof.

     (d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Advances shall automatically Convert into Base Rate Advances.

     (e) Upon the occurrence and during the  continuance of any Event of Default
(i) each Eurodollar Rate Advance and LIBO Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Eurodollar Rate Advances into, Eurodollar Rate Advances shall be suspended until all Events of Default have been cured or waived.

     SECTION 2.09. Optional Conversion of the Revolving Credit Advances. The Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all Revolving Credit Advances of one Type comprising the same Borrowing into Revolving Credit Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.01. Each such notice of a Conversion shall, within the restrictions specified above, specify
(i) the date of such Conversion, (ii) the Revolving Credit Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Revolving Credit Advance.

     SECTION 2.10. Optional Prepayments of the Revolving Credit Advances. The Borrower may, upon at least three Business Days' notice (in the case of Eurodollar Rate Advances) or one Business Day's notice (in the case of Base Rate Advances) to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Revolving Credit Advances comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(c).

     SECTION 2.11. Increased Costs. The Borrower agrees to indemnify each Lender for its actual and documented increased costs that are the result of a change of Law or in the official interpretation thereof or compliance with any guideline or request from any central bank or other governmental authority having jurisdiction over such Lender (whether or not having the force of law) adopted or made (i) in the case of the Initial Lenders, after the date of this Agreement, (ii) in the case of any other Lender, after the date such Lender shall have become a party to this Agreement by executing and delivering an Assignment and Acceptance, and (iii) in the case of a Lender which has a Competitive Bid Advance outstanding, after the date of such Lender's offer with respect to such Competitive Bid Advance pursuant to Section 2.03, which costs are reasonably incurred by such Lender and are the result of (x) such Lender agreeing to make or making, funding or maintaining Eurodollar Rate Advances or, unless otherwise specified by the Borrower in the related Notice of Competitive Bid Borrowing, LIBO Rate Advances or (y) any increase in the amount of capital required to be maintained by such Lender or any corporation controlling such Lender, based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder). The foregoing indemnity shall not apply to (A) any such change of Law or interpretation or any adoption or making of any such guideline or request that is anticipated on the applicable date set forth above, (B) any period or periods ending more than 120 days prior to demand for indemnification being made or (C) any such increased costs resulting from (a) Taxes or Other Taxes (as to which Section 2.14 shall govern) or (b) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof. The Borrower shall from time to time, within 30 days following demand by such Lender complying with Section 8.04(d) (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased costs.

     SECTION 2.12. Illegality. If as a result of a change in Law or in the official interpretation thereof (i) in the case of the Initial Lenders, after the date of this Agreement, (ii) in the case of any other Lender, after the date such Lender shall have become a party to this Agreement by executing and delivering an Assignment and Acceptance, and (iii) in the case of a Lender which has made an offer with respect to a LIBO Rate Advance pursuant to Section 2.03, after the date of such offer, it shall have become unlawful, or if after the applicable date set forth above any central bank or other governmental authority having jurisdiction over such Lender asserts that it is unlawful, for such Lender to (i) allow all or part of its commitment to make Eurodollar Rate Advances or its obligation to make LIBO Rate Advances to remain outstanding or
(ii) make, fund or allow to remain outstanding all or part of its Eurodollar Rate Advances or LIBO Advances, such Lender may notify the Borrower and the Agent thereof in reasonable detail (together with supporting documentation) of such event, whereupon:


               (x) such Lender's obligations to make Eurodollar Rate Advances and LIBO Rate Advances shall be suspended and, 45 days following such notification, shall be canceled if such unlawfulness shall then be continuing; and


               (y) the Borrower will prepay such Lender's Eurodollar Rate Advances or LIBO Rate Advances or Convert such Eurodollar Rate Advances to Base Rate Advances at the time or times and to the extent necessary to avoid such unlawfulness, together with unpaid accrued interest thereon, unpaid accrued fees and any other amounts due and payable to such Lender, unless, in either case, prior thereto, the Borrower shall have given notice to such Lender that the Borrower will require such Lender to assign and transfer all of its interests in this Agreement pursuant to Section 8.07(b) and shall have caused such Lender to have so assigned and transferred such interests.

     SECTION 2.13. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes without deduction for any counterclaim, defense, recoupment or set-off not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees to the Lenders ratably in accordance with such amounts owing to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Revolving Credit Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (b) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate, the LIBO Rate or the Federal Funds Rate and of fees under Sections 2.04(a) and (b) shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. Any such extension or reduction of time shall be included in the computation of payment of interest or facility fee, as the case may be.

     (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

     SECTION 2.14. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with

     Section 2.13, without deduction for any Taxes or Other Taxes (each as defined below).


     "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Agent, taxes imposed on its income, net worth or gross receipts and franchise or similar taxes imposed on it by a jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or in which its principal executive office is located or any political subdivision thereof or, in the case of each Lender, in which its Applicable Lending Office is located or any political subdivision thereof and (ii) in the case of each Lender any United States withholding tax imposed on such payments except to the extent that such Lender is subject to United States withholding tax by reason of a U.S. Tax Law Change.


     "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.


     "U.S. Tax Law Change" means with respect to any Lender the occurrence (x) in the case of the Initial Lenders, after the date of this Agreement, (y) in the case of any other Lender, after the date such Lender shall have become a party to this Agreement by executing and delivering an Assignment and Acceptance, and
(z) in the case of a Lender that has a Competitive Bid Advance outstanding, after the date of such Lender's offer under Section 2.03 with respect to such Competitive Bid Advance pursuant to Section 2.03, of the adoption of any applicable United States federal law or regulation relating to taxation, or any change therein or in the official interpretation thereof, or the entry into force, modification or revocation of any income tax convention or treaty to which the United States is a party.

     If the Borrower shall be required by Law to deduct any Taxes or Other Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof.

     (b) The Borrower agrees to indemnify each Lender and the Agent for the full amount of actual and documented Taxes or Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or the Agent (as the case may be) as the result of any U.S. Tax Law Change and any actual and documented liability (including penalties, interest and expenses) arising therefrom or with respect thereto paid by such Lender or the Agent (as the case may be), but excluding, however, any Taxes or Other Taxes so paid by such Lender or the Agent more than 120 days prior to demand being made to the Borrower by such Lender or the Agent for indemnification. The payment of such indemnity shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor complying with Section 8.04(d).

     (c) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of the Initial Lenders and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of any other Lender, and from time to time thereafter as requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide each of the Agent and the Borrower with two completed and duly executed original Internal Revenue Service forms 1001, 4224 or W-8BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, or other documentation reasonably requested by the Borrower or the Agent, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form. If any form or document referred to in this subsection (c) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001, 4224 or W-8BEN, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

     (d) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form or document (or information required by such form or document) described in Section 2.14(c) (other than if such failure is due to a U.S. Tax Law Change), such Lender shall not be entitled to payments without deduction and indemnification under Section 2.14(a) or (b) with respect to any Taxes or Other Taxes which would not have been payable had such form or document (or information required thereby) been so provided; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form or document (or information required thereby), required hereunder, the Borrower shall take such reasonable steps as the Lender shall request to assist the Lender to recover such Taxes (it being understood, however, that the Borrower shall have no liability to such Lender in respect of such Taxes).

     (e) If the Borrower is required to indemnify or pay additional amounts to or for the account of any Lender pursuant to this Section 2.14, then such Lender will take such action (including changing the jurisdiction of its Applicable Lending Office) as in the reasonable judgment of such Lender (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise commercially unreasonable.

     (f) Each Lender and the Agent shall use its reasonable efforts to obtain in a timely fashion any refund, deduction or credit of any Taxes and Other Taxes paid or reimbursed by the Borrower pursuant to this Section 2.14. If any Lender or the Agent receives a benefit in the nature of a refund, deduction or credit (including a refund in the form of a deduction from or credit against taxes that are otherwise payable by the Lender or the Agent) of any Taxes or Other Taxes with respect to which the Borrower has made a payment under Section 2.14(a) or
(b), such Lender or the Agent (as the case may be) agrees to reimburse the Borrower to the extent of the benefit of such refund, deduction or credit promptly after the Agent or such Lender reasonably determines that such refund deduction or credit has become final; provided, however, that nothing contained in this paragraph (f) shall require any Lender or the Agent (as the case may be) to make available its tax returns (or any other information relating to its taxes which it deems to be confidential) or to attempt to obtain any such refund, deduction or credit, which attempt would be inconsistent with any reporting position otherwise taken by the Agent or such Lender on its applicable tax returns.

     SECTION 2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Advances owing to it (other than pursuant to Section 2.02(c), 2.04, 2.11, 2.12, 2.14 or 8.04) in
excess of its ratable share of payments on account of the Revolving Credit Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     SECTION 2.16. Use of Proceeds. The Borrower will use the proceeds of the Advances to repay Debt and for general corporate purposes.

     SECTION 2.17. Extension of the Termination Date. (a) At least 30 days but not more than 45 days prior to a Termination Date, the Borrower, by written notice to the Agent, may request an extension of such Termination Date by 364 days from its then scheduled expiration (the date on which the Borrower makes any such request being an "Extension Request Date"). The Agent shall promptly notify each Lender of such request, and each Lender shall in turn, in its sole discretion, not later than the later of the 30th day prior to the Termination Date and the 10th day following the relevant Extension Request Date (such later day being the "Later Day"), notify the Agent in writing as to whether such Lender will consent to such extension. If any Lender shall fail to notify the Agent in writing of its consent to any such request for extension of the Termination Date by the Later Day, such Lender shall be deemed to be a Non-Consenting Lender with respect to such request. The Agent shall notify the Borrower promptly after the Later Day of the decision of the Lenders regarding the Borrower's request for an extension of the relevant Termination Date.

     (b) If all the Lenders consent in writing to any such request in accordance with Section 2.17(a), the Termination Date in effect at such time shall, effective as at such Termination Date (the "Extension Date"), but subject to
Section 2.17(d)(ii), be extended for 364 days. If less than all of the Lenders consent in writing to any such request in accordance with Section 2.17(a), the Termination Date in effect at such time shall, effective as at the applicable Extension Date, be extended as to those Lenders that so consented (each, a "Consenting Lender") but shall not be extended as to any other Lender (each, a "Non-Consenting Lender"). To the extent that a Termination Date is not extended as to any Lender pursuant to this Section 2.17 and the Commitment of such Lender is not assigned in accordance with Section 2.17(c) on or prior to the applicable Extension Date, the Commitment of such Non-Consenting Lender shall automatically terminate in whole on such Termination Date without any further notice or other action by the Borrower, such Lender or any other Person; provided that such Non-Consenting Lender's rights under Sections 2.11, 2.14 and 8.04, and its obligations under Sections 2.14, 7.05, 8.04(e), 8.07(g) and 8.08 shall survive such Termination Date as to matters occurring prior to such date. No Lender shall have any obligation whatsoever to agree to any request made by the Borrower for any extension of any Termination Date.

     (c) If less than all of the  Lenders  consent to any  request  pursuant  to
Section 2.17(a), the Agent shall promptly so notify the Consenting Lenders, and each Consenting Lender may, in its sole discretion, give written notice to the Agent not later than five days following the Later Day of the amount of the Non-Consenting Lenders' Commitments with respect to which (A) it is willing to accept an assignment effective as of the Extension Date and (B) it agrees to consent to the relevant request pursuant to Section 2.17(a). If the Consenting Lenders notify the Agent that they are willing to accept assignments of Commitments in an aggregate amount that exceeds the amount of the Commitments of the Non-Consenting Lenders and that, with respect to such Commitments, they are willing to consent to the relevant request pursuant to Section 2.17(a), the Agent shall so notify the Borrower and the Lenders, and such Commitments shall be allocated among the Consenting Lenders willing to accept such assignments in such amounts as are agreed between the Borrower and the Agent. If the Consenting Lenders do not so notify the Agent, the Agent shall so notify the Borrower and the Lenders and the Borrower may arrange for one or more Eligible Assignees to accept assignments, effective as of the Extension Date, of Non-Consenting Lenders' Commitments as to which the Consenting Lenders have not so notified the Agent; provided, however, that the amount of the Commitment of any such Eligible Assignee which is not a Consenting Lender as a result of such assignments shall be in an amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof; provided further that the Non-Consenting Lenders' rights under Sections 2.11, 2.14 and 8.04, and its obligations under Sections 2.14, 7.05, 8.04(e), 8.07(g) and 8.08 shall survive such assignments as to matters occurring prior to the date of substitution.

     (d)

               (i) The assignments of the Commitments contemplated by this Section shall be effected pursuant to Assignments and Acceptances in compliance with Section 8.07, which Assignment and Acceptances shall include the Assignee's consent to the extension of the relevant Termination Date. The "Effective Date" of such Assignments and Acceptances shall be the relevant Extension Date.

               (ii) It shall be a condition to the extension of any  Termination
                    Date pursuant to this Section that on the relevant Extension Date the representations and warranties contained in Section
                    4.01 (except those contained in Sections 4.01(h) and (j)) shall be correct on and as of such Extension Date as though made on and as of such Extension Date and that the Borrower shall have delivered to the Agent on such Termination Date a certificate to such effect signed by a duly authorized officer of the Borrower.

     (e) If a Termination Date shall be extended pursuant to this Section 2.17, all references in this Agreement and in the Notes to the "Termination Date" shall, with respect to each Consenting Lender and each Eligible Assignee, effective from the relevant Extension Date, refer to the Termination Date as so extended. Promptly following each Extension Date, the Agent shall notify the Lenders (including, without limitation, each Eligible Assignee) of the extension of the scheduled Termination Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Consenting Lender and each such Eligible Assignee.

     SECTION 2.18. Letters of Credit. (a) The Letter of Credit Facility. Each Issuing Bank severally agrees, on the terms and conditions hereinafter set forth but subject to its Issuing Bank Agreement, to issue letters of credit (the "Letters of Credit") for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 20 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit issued by such Issuing Bank not to exceed at any time such Issuing Bank's Letter of Credit Commitment (or such greater amount as such Issuing Bank shall agree) and (ii) in an Available Amount for each such Letter of Credit not to exceed an amount equal to the Unused Revolving Credit Commitments of the Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of
(A) 10 days before the Termination Date and (B) one year after the date of issuance thereof (but such Letter of Credit may by its terms be renewable at any time upon written notice (a "Notice of Renewal") given by the Borrower to the Issuing Bank that issued such Letter of Credit and the Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Letter of Credit and upon fulfillment of the applicable conditions set forth in
Article III unless such Issuing Bank has notified the Borrower (with a copy to the Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date for notice of renewal set forth in the Letter of Credit of the Issuing Bank's election not to renew such Letter of Credit (a "Notice of Termination")); provided (x) such Letter of Credit shall effectively provide that the Agent may, upon the written direction of the Required Banks, require, on at least three Business Days' written notice to the relevant Issuing Bank and the beneficiary of such Letter of Credit, that the Available Amount thereof be drawn upon the occurrence and during the continuance of an Event of Default specified in
Section 6.01(f) and (y) the Agent shall have been furnished a copy of such Letter of Credit and the addresses of such Issuing Bank and beneficiary at which the foregoing notice may be given; provided that the terms of each Letter of Credit that is renewable may (x) require the Issuing Bank that issued such Letter of Credit to give the beneficiary named in such Letter of Credit notice of any Notice of Termination and (y) permit such beneficiary, upon receipt of such notice, to draw under such Letter of Credit prior to the date such Letter of Credit otherwise would have been renewed. Each Letter of Credit that is renewable as described in clause (B) above shall provide that it shall expire on the date on which it otherwise would have been renewed if either (I) the Borrower has not timely given a Notice of Renewal or (II) the relevant Issuing Bank has timely given a Notice of Termination.

     (b) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the second Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the relevant Issuing Bank or by such later time or date as may be agreed by the Borrower and such Issuing Bank. Such Issuing Bank shall give prompt notice thereof to the Agent, which shall in turn give prompt notice thereof to the Lenders, by telecopier. Each such notice by the Borrower of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately by telecopier, specifying therein the requested
(A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit, if any, as the Borrower and such Issuing Bank may agree for use in connection with such requested Letter of Credit (in each case, a "Letter of Credit Agreement"). If the requested form of such Letter of Credit is reasonably acceptable to such Issuing Bank and otherwise complies or is consistent with the requirements of this Section, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section
8.02 or as otherwise agreed with the Borrower in connection with such issuance.

     (c) Drawing and  Reimbursement.

               (i) Each payment by an Issuing Bank of a draft included in Drawing Documents presented to it under a Letter of Credit shall be a Revolving Credit Advance made by it (or, if an Event of Default under Section 6.01(f) has occurred, shall be treated for all purposes hereof as though it were a Revolving Credit Advance made by it) and is referred to herein as a "Letter of Credit Advance".

               (ii) Each Issuing Bank shall give to the Borrower and the Agent a notice of its receipt of Drawing Documents and a further notice (an "Issuing Bank's Notice") promptly after such Issuing Bank determines to make a Letter of Credit Advance of (A) the amount of such Letter of Credit Advance and (B) the Business Day (the "Letter of Credit Advance Date") on which the Issuing Bank will make such Letter of Credit Advance. Upon receipt by the Agent of an Issuing Bank's Notice, the Agent shall give to the Lenders a notice (an "Agent's Notice") specifying (w) the Letter of Credit Advance Date on which the Lenders shall purchase their respective Pro Rata Shares of such Letter of Credit Advance as provided below, (x) in accordance with clauses (iii) and
                    (iv) below, whether such Letter of Credit Advance shall constitute a Eurodollar Rate Advance or a Base Rate Advance (or, if an Event of Default under Section 6.01(f) has occurred, shall be treated for all purposes hereof as though it were a Eurodollar Rate Advance or a Base Rate Advance) and, if a Eurodollar Rate Advance, the Interest Period therefor and (y) the amount specified in such Issuing Bank's Notice as the amount of such Letter of Credit Advance. Each Lender shall purchase from such Issuing Bank such Lender's Pro Rata Share of such Letter of Credit Advance as of such Letter of Credit Advance Date by making available for the account of its Applicable Lending Office to the Agent for the account of such Issuing Bank, by deposit to the Agent's Account, in same day funds, an amount equal to such Lenders' Pro Rata Share of the amount of such Letter of Credit Advance, and such Issuing Bank shall be deemed to have sold and assigned to each Lender such Lender's Pro Rata Share of such Letter of Credit Advance as of such Letter of Credit Advance Date. Promptly after receipt of such funds, the Agent shall transfer them to such Issuing Bank. The Borrower hereby agrees to each such sale and assignment. The Agent shall record each such sale and assignment in the Register. Each Lender agrees to pay for its Pro Rata Share of a Letter of Credit Advance on the related Letter of Credit Advance Date; provided that if an Agent's Notice specifies that such payment is to be made on the date such Agent's Notice is given and such Agent's Notice is given after 11:00 A.M. (New York City time) on such date, each Lender shall make such payment by 10:00 A.M. (New York City time) on the first Business Day following such Letter of Credit Advance Date. Upon any such assignment by an Issuing Bank to any Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such other Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or the Borrower. If and to the extent that any Lender shall not have so made its Pro Rata Share of the amount of such Letter of Credit Advance available to the Agent on such Letter of Credit Advance Date, such Lender agrees to pay to the Agent forthwith on demand and for the account of such Issuing Bank such amount together with interest thereon, for each day from such Letter of Credit Advance Date until the date such amount is paid to the Agent, at the Federal Funds Rate.

               (iii)(x) If an Issuing  Bank gives to the  Borrower and the Agent an Issuing Bank's Notice and the Borrower specifies by notice to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the related Letter of Credit Advance (a) that such Letter of Credit Advance shall be (or shall be treated for all purposes hereof as though it were) a Eurodollar Rate Advance and (b) the Interest Period therefor, such Letter of Credit Advance shall, subject to clause (iv) below, be (or shall be treated for all purposes hereof as though it were) a Eurodollar Rate Advance having such Interest Period and the Agent shall so specify in the related Agent's Notice.

     (y) If the Borrower shall specify in accordance  with the preceding  clause
(x) that a Letter of Credit Advance shall be (or shall be treated for all purposes hereof as though it were) a Eurodollar Rate Advance but shall not specify in accordance with the preceding clause (x) the Interest Period therefor, the Borrower, subject to clause (iv) below, shall be deemed to have specified in accordance with the preceding clause (x) the longest Interest Period not longer than three months that the Borrower could have selected for the related Eurodollar Rate Advance in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01.

               (iv) If an Issuing  Bank gives to the  Borrower  and the Agent an
                    Issuing Bank's Notice and (x) thereafter the Borrower does not specify by notice to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the related Letter of Credit Advance that such Letter of Credit Advance shall be (or shall be treated for all purposes hereof as though it were) a Eurodollar Rate Advance or (y) the period between the date of the related Letter of Credit Advance and the Termination Date is less than one month, such Letter of Credit Advance shall be (or shall be treated for all purposes hereof as though it were) a Base Rate Advance and the Agent shall so specify in the related Agent's Notice.

     (d) The Borrower's obligations hereunder and under the Notes shall not be affected by any circumstance or happening (i) related to or arising out of any Letter of Credit, Letter of Credit Agreement, Drawing Document or any transaction contemplated thereby or (ii) related to any Issuing Bank or any beneficiary or transferee of any Letter of Credit, including, without limitation, the following:

     (v) the existence of any claim, set-off, defense or other right that the Borrower may have against any beneficiary or transferee of any Letter of Credit or any Issuing Bank, whether in connection with a Letter of Credit, the related Letter of Credit Agreement or otherwise;

     (w) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (x) payment by any Issuing Bank under a Letter of Credit against presentation of Drawing Documents that do not comply with the terms of such Letter of Credit; or

     (y) any exchange, release or non-perfection of any Letter of Credit Collateral; provided that none of these provisions of this Section 2.18(d) shall impair any claim, set-off; defense or other right that the Borrower may have against a beneficiary or transferee of a Letter of Credit or an Issuing Bank.

                                   Article III

              CONDITIONS TO EFFECTIVENESS AND EXTENSIONS OF CREDIT

     SECTION  3.01.  Conditions  Precedent  to  Effectiveness  of Section  2.01.
Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

     (a) The Borrower shall have notified the Agent in writing as to the proposed Effective Date.

     (b) The Borrower shall have paid all accrued fees and expenses of the Agent and the Lenders (including the accrued fees and expenses of counsel to the Agent) that are then due and payable.

     (c) On the Effective Date, the representations and warranties  contained in
Section 4.01 shall be correct as though made on and as of the Effective Date, and the Agent shall have received for the account of each Lender a certificate to such effect signed by a duly authorized officer of the Borrower.

     (d) The Agent shall have received on or before the Effective Date the following, each dated such day and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

               (i)  The Revolving Credit Notes to the Lenders, respectively.

               (ii) Certified copies of the certificate of incorporation and the bylaws of the Borrower.

               (iii)Certified   copies  of  the  resolutions  of  the  Board  of
                    Directors of the Borrower approving this Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes.

               (iv) A certificate of the Secretary or an Assistant  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

               (v)  An  opinion  of  Troutman   Sanders  LLP,  counsel  for  the
                    Borrower, substantially in the form of Exhibit D hereto.

               (vi) An opinion of Shearman & Sterling, counsel for the Agent, in substantially the form of Exhibit E hereto.

     The Agent shall notify the Lenders of the occurrence of the Effective Date.

     SECTION 3.02. Condition Precedent to Each Extension of Credit. The obligation of each Lender or Issuing Bank to make an Extension of Credit shall be subject to the condition precedent that the Effective Date shall have occurred and, except with respect to Revolving Credit Advances made by the Lenders under the circumstances contemplated by Section 2.18(c), that on the date of such Extension of Credit the representations and warranties contained in
Section 4.01 (except those contained in Sections 4.01(h) and (j)) shall be correct on and as of the date of such Extension of Credit, before and after giving effect to such Extension of Credit and to the application of the proceeds therefrom, as though made on and as of such date (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing under Section 2.02 or of the applicable Letter of Credit under Section 2.18(b) shall constitute a representation and warranty made herein by the Borrower to such effect).

     SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Effective Date.

                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:


     (a) Organization. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) Power and Authority. The Borrower has the corporate power to execute, deliver and perform its obligations under this Agreement and the Notes and to take all action necessary to consummate the transactions contemplated by this Agreement and the Notes.

     (c) Due Authorization. The execution, delivery and performance by the Borrower of this Agreement and the Notes have been duly authorized by all necessary corporate action and do not (i) contravene its certificate of incorporation or bylaws or (ii) conflict with or contravene any Law to which it is subject which would have a Material Adverse Effect.

     (d) Governmental Approval. No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by the Borrower of this Agreement and the Notes, except for those which have been duly obtained or made and are in full force and effect.

     (e) Binding and Enforceable. This Agreement and the Notes constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, subject to laws affecting the enforcement of creditors' rights generally and to general principles of equity.

     (f) No Violation. The execution, delivery and performance by the Borrower of this Agreement and the Notes do not violate, in a manner which would have a Material Adverse Effect, any agreement binding on it.

     (g) No Default. No Default or Event of Default has occurred and is continuing under this Agreement, other than any Default or Event of Default which has been waived.

     (h) Litigation. No litigation, arbitration or administrative proceeding is currently pending or, to the Borrower's knowledge, threatened against it (i) to restrain the entry by the Borrower into, the enforcement of, or exercise of, any rights by the Lenders or the Agent under, or the performance or compliance by the Borrower with any obligations under, this Agreement and the Notes, or (ii) which has had or would reasonably be expected to have a Material Adverse Effect.

     (i) Financial Condition. The consolidated balance sheets of the Borrower and its consolidated subsidiaries as at December 31, 2000 and March 31, 2001 and the related consolidated statements of income, retained earnings and cash flow for the fiscal year and fiscal quarter then ended, heretofore furnished to the Lenders, fairly present in all material respects the consolidated financial condition of the Borrower and its consolidated subsidiaries as at said dates and the consolidated results of their operations for said fiscal year and fiscal quarter, respectively, in accordance with GAAP, subject, in the case of such financial statements as at and for the fiscal quarter ended March 31, 2001, to year-end audit adjustments.

     (j) Material Adverse Change. There has been no material adverse change in the business, condition (financial or otherwise) or results of operations of the Borrower since March 31, 2001.

     (k) Accuracy of Information. To the Borrower's knowledge (i) the Information Memorandum (other than the projections included therein) was correct in all material respects at the date thereof for the purpose for which the Information Memorandum was prepared and (ii) all financial projections contained in the Information Memorandum were prepared in good faith and based upon assumptions which management of the Borrower believed to be not unreasonable at the time the projections were prepared (it being understood that (w) such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's control, (x) no assurance can be given that the projections will be realized and (y) no representation or warranty can be made as to the accuracy of such projections).

                                   Article V

                            COVENANTS OF THE BORROWER

     SECTION 5.01. Covenants of the Borrower. So long as any Advance shall remain unpaid, any Lender shall have any Revolving Credit Commitment hereunder, any Issuing Bank shall have a Letter of Credit Commitment hereunder or there shall remain any Available Amount under any Letter of Credit, the Borrower will:

     (a) Ratio of Cash Available for Corporate Debt Service to Corporate Interest. At the end of each fiscal quarter (including the fourth fiscal quarter) of the Borrower for which financial statements have most recently been delivered to the Agent by the Borrower pursuant to Section 5.01(f) or (g), cause the ratio of Cash Available for Corporate Debt Service to Corporate Interest to be at least 1.5:1.0, calculated for the period comprised of the four fiscal quarters ending on the date of such financial statements and on the date of delivery of such financial statements.

     (b) Ratio of Recourse Debt to Recourse Capital. At the end of each fiscal quarter (including the fourth fiscal quarter) of the Borrower for which financial statements have most recently been delivered to the Agent by the Borrower pursuant to Section 5.01(f) or (g), cause the ratio of Recourse Debt to Recourse Capital to be not more than .55:1.00, calculated as of the end of such fiscal quarter and on the date of delivery of such financial statements.

     (c) Liens. Not create or have outstanding any Lien on or over its non-cash Assets to secure the payment of Debt except for:


               (i) Liens arising solely by operation of law or by order of a court or tribunal or other governmental authority (or by an agreement of similar effect);

               (ii) Liens  arising  in  the  ordinary   course  of  business  or
                    operations, in respect of overdue amounts which either (A) have not been overdue for more than 30 days or (B) are being contested in good faith;

               (iii)Liens  created for the sole  purpose of  refinancing  all of the Advances;

               (iv) Liens arising out of title  retention or like  provisions in relation to the acquisition of goods or equipment acquired in the ordinary course of business or operations;

               (v) Liens created or arising on ownership interests and documents evidencing ownership interests in (i) a Person which is the primary obligor in respect of Project Finance Debt or (ii) a Person substantially all the Assets of which consist of ownership interests and documents evidencing ownership interests in (x) a Person described in the preceding clause (i) or (y) another Person described in this clause (ii), which Liens secure such Project Finance Debt;

               (vi) Liens on deposits to secure, or any Lien otherwise securing, the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety bonds, appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (vii)Liens securing  reimbursement  obligations  under letters of credit, guarantees and other forms of credit enhancement given in the ordinary course of business;

               (viii) Liens  created  arising  over any Asset which is acquired, constructed or created by the Borrower, but only if (x) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (y) such Lien is created or arises on or before 90 days after the completion of such acquisition, construction or creation and (z) such Lien is confined solely to the property so acquired, constructed or created;

               (ix) Liens (x)  outstanding  on or over any Asset  acquired after the date hereof, (y) in existence at the date of such acquisition and (z) where the Borrower does not take any step to increase the principal amount secured thereby from that so secured and outstanding at the time of such acquisition (other than in the case of Liens for a fluctuating balance facility, by way of utilization of that facility within the limits applicable thereto at the time of acquisition);

               (x) Liens constituted by a right of set off or rights over a margin call account or any form of cash collateral or any similar arrangement for obligations incurred in respect of any currency, commodity or interest rate swap, option, forward rate, or futures contracts or any other arrangement for the hedging or management of risks entered into on commercial terms;

               (xi) Liens in favor of a  plaintiff  or  defendant  in any action before a court or tribunal as security for costs or expenses where such action is being prosecuted or defended in the bona fide interest of the Borrower;

               (xii)Liens  described in any of  sub-paragraphs  (iv) through (x)
                    above or (xiii) through (xv) below and renewed or extended upon the renewal or extension or refinancing or replacement of the indebtedness secured thereby; provided that there is no increase in the principal amount of the indebtedness secured thereby over the principal, capital or nominal amount thereof outstanding immediately prior to such refinancing; (xiii) Liens existing on the date hereof;

               (xiv)Liens on the property of a Person  existing at the time such
                    Person is merged into or consolidated with the Borrower and not incurred in contemplation with such merger or consolidation; and

               (xv) Liens  created  or  outstanding  on or  over  Assets  of the
                    Borrower provided that the aggregate outstanding principal, capital or nominal amount secured by all Liens created or outstanding under this clause (xv) on or over Assets of the Borrower shall not at any time exceed 15% of the Borrower's Consolidated Net Worth.

     (d) Compliance with Law. Comply with the requirements of the Laws applicable to the Borrower in the conduct of its business, where failure to do so would reasonably be expected to have a Material Adverse Effect.

     (e) Maintenance of Existence. Preserve and maintain its legal existence as a corporation, except that the Borrower may be merged or consolidated with or into another corporation if the continuing or surviving corporation is the Borrower or a corporation existing under the laws of one of the States of the United States or the District of Columbia which expressly assumes all of the obligations of the Borrower under this Agreement and the Notes and if immediately before the consummation of such transaction there is no Default or Event of Default and such consummation shall not result in a Default or Event of Default.

     (f) Annual Financial Statements, Etc. Within 120 days after the end of each fiscal year of the Borrower (beginning with the first fiscal year ending after the date hereof), deliver to the Agent copies for the Lenders of its consolidated financial statements as of the end of and for such fiscal year duly certified by the independent accountants of the Borrower. Such financial statements shall be prepared in accordance with GAAP and shall be accompanied by certificates of the chief financial officer, the treasurer or the comptroller of the Borrower as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Sections 5.01(a) and (b).

     (g) Interim Financial Statements, Etc. Within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (beginning with the first such fiscal quarter to end after the date hereof), deliver to the Agent copies for the Lenders of its unaudited consolidated financial statements as of the end of and for such fiscal quarter duly certified (subject to year-end adjustments) by the chief financial officer, the treasurer or the comptroller of the Borrower as having been prepared in accordance with GAAP. Such financial statements shall be accompanied by certificates of the chief financial officer, the treasurer or the comptroller of the Borrower as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Sections 5.01(a) and (b).

     (h) Other Information. Deliver to the Agent as soon as reasonably practicable such other information relating to the then existing financial condition of the Borrower and its consolidated Subsidiaries as the Agent may from time to time reasonably request except such information the disclosure of which is prohibited by Law.

     (i) Notice of Default. Promptly, and in any event within 10 Business Days, notify the Agent of the occurrence of any Default or Event of Default of which the chief financial officer, treasurer or comptroller of the Borrower has knowledge.

     (j) Incurrence of Recourse Debt, Etc. Not (i) incur any Recourse Debt (other than Recourse Debt the proceeds of which are applied to the concurrent repayment of Recourse Debt), (ii) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower or (iii) purchase, redeem or otherwise acquire for value any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding except that the Borrower may
(x) declare and make any dividend payment or other distribution payable in common stock of the Borrower, (y) purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares with the proceeds received from the substantially concurrent contribution to the Borrower's capital or issue of new shares of the Borrower's common stock and (z) take any action specified in clause (i), (ii), or (iii) above if, at the end of the fiscal quarter (including the fourth fiscal quarter) of the Borrower for which financial statements have most recently been delivered to the Agent by the Borrower pursuant to Section 5.01(f) or (g) on or preceding the date on which the Borrower takes such action, the ratio of Cash Available for Corporate Debt Service to Corporate Interest was at least 2.0:1.0, calculated for the period comprised of the four fiscal quarters ending on the date of such financial statements and with effect from the date of such delivery of such financial statements.

     (k) Inspection Rights, Etc. Permit the Agent or any Lender or any agents or representatives thereof to examine and make copies of and abstracts from records and books of, and visit the properties of the Borrower to discuss the affairs, finances and accounts of, the Borrower with any of its officers or directors and with its independent certified public accountants from time to time during normal business hours upon reasonable notice. The Lenders and the Agent agree that the Agent shall coordinate and consolidate visits by Lenders and their agents and representatives (including the examination of records and books and the making of copies and abstracts of records and books) at mutually convenient times and in such a manner so as to minimize the disruption to the operations of the Borrower and to the costs associated with such visits.

     (l) Granting of Benefits under Certain Circumstances. If in connection with obtaining a waiver or a curative amendment of a "default" or an "event of default" under a document under which any Debt of the Borrower in a principal or notional amount equal to or in excess of $50,000,000 is outstanding or which evidences any such Debt any creditor in respect of such Debt will obtain any benefit (including collateral security, a guarantee or other third-party support and improved financial terms), the Borrower will offer to the Lenders the same benefit (including ratable collateral security and guarantees and third-party support and comparably improved terms) and, upon the acceptance by the Required Lenders of such offer, will cause such benefit to be made available to the Lenders concurrently with making such benefit available, and on substantially the same terms as it is made available, to such other creditor.

     (m) Notice of Change of Credit Rating. Promptly after the Borrower is notified thereof in writing by S&P or Moody's or the Borrower becomes aware of the public announcement thereof by S&P or Moody's, notify the Agent of any change in the Credit Rating by S&P or Moody's, as the case may be.

     (n) Notice of Issuance and Increase of Letter of Credit Commitments. Notify the Agent promptly upon the issuance of a Letter of Credit Commitment and any increase thereof.

     (o) Sale of Assets. Not sell, lease, transfer, convey or otherwise dispose of Assets (other than Excepted Assets), or permit any Subsidiary to do so, if the aggregate net book value of all such Assets sold, leased, transferred or otherwise disposed of since the date of this Agreement would exceed 25% of the Borrower's consolidated assets at the end of the last fiscal quarter (including the fourth fiscal quarter) of the Borrower for which financial statements have most recently been delivered to the Agent by the Borrower pursuant to Section 5.01(f) or 5.01(g).

                                   Article VI

                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

     (a) Payments. The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance or any payment of fees or other amounts payable under this Agreement within five Business Days after the same becomes due and payable; or

     (b) Representations and Warranties. Any representation or warranty made by the Borrower herein shall prove to have been materially incorrect when made and, if such representation or warranty is susceptible of cure, it shall not have been cured within 10 days after written notice thereof has been given by the Agent to the Borrower (or such longer period as the Required Lenders may permit); or

     (c) Covenants. The Borrower shall fail to perform or comply with any material term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 days after written notice thereof has been given by the Agent to the Borrower (or such longer period as the Required Lenders may permit); or

     (d) Cross-default. The Borrower shall fail to pay any principal of, or premium or interest on, any Debt of the Borrower that is outstanding in a principal or notional amount equal to or in excess of $50,000,000 (but excluding Debt outstanding under this Agreement and Subordinated Debt of the Borrower if the relevant payment is prohibited by the terms thereof) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under the agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared due and payable, or be required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the scheduled maturity thereof by reason of default; or

     (e) Judgment. Any judgment or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (f) Bankruptcy, Etc. The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the U.S. Bankruptcy Code (as now or hereafter in effect) or any similar law of any applicable jurisdiction, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, or (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code or any similar law of any applicable jurisdiction; or a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (x) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (y) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or of all or any substantial part of its assets, or (z) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue unstayed and in effect for a period of 90 or more days; or

     (g) Change of Control. (i) Any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as amended) shall own beneficially, directly or indirectly, more than 50% of the Voting Stock of the Borrower or (ii) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by persons who were neither (a) nominated by the board of directors of the Borrower, nor (b) appointed by directors so nominated;then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances and the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances and the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances and the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     Any Default or Event of Default which has been waived in the manner required by the applicable provisions of this Agreement shall not be considered to be continuing from and after the time as of which such waiver has become effective.

     SECTION 6.02. Actions in Respect of the Letters of Credit upon Event of Default. (a) If (x) the Advances and the Notes, all interest thereon and all other amounts payable under this Agreement shall have been deemed to be, or shall have become, forthwith due and payable in accordance with Section 6.01 or
(y) an Event of Default shall have occurred and be continuing, in either case at any time when there shall be any Available Amount under any Letter of Credit, then in any case contemplated by the foregoing clause (y), upon the request of the Agent given at the request of the Required Lenders, and in any case contemplated by the foregoing clause (x), without any such request, whether in addition to the taking by the Agent of any of the actions described in Section
6.01 or otherwise, the Borrower shall forthwith pay to the Agent for its benefit and the ratable benefit of the Lenders in same day funds at the Agent's office designated in such demand, for deposit in a special cash collateral account (the "Letter of Credit Collateral Account") to be maintained in the name of the Borrower and under the sole dominion and control of the Agent for the benefit of the Agent and the ratable benefit of the Lenders at such place as shall be agreed by the Borrower and the Agent (or, if not so agreed, as designated by the Agent), an amount equal to the amount of the aggregate of the Available Amounts under all Letters of Credit.

     (b) The Borrower hereby pledges and assigns to the Agent for its benefit and the ratable benefit of the Lenders, and grants to the Agent for its benefit and the ratable benefit of the Lenders a lien on and a security interest in, the following collateral (the "Letter of Credit Collateral"):

               (i) the Letter of Credit Collateral Account, all cash deposited therein, and all certificates and instruments, if any, from time to time representing or evidencing the Letter of Credit Collateral Account;

               (ii) all Eligible  Securities from time to time held by the Agent and all certificates and instruments from time to time representing or evidencing Eligible Securities;

               (iii)all notes,  certificates  of deposit  and other  instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of the Borrower in substitution for or in respect of any or all of the then existing Letter of Credit Collateral;

               (iv) all  interest,   dividends,   cash,  instruments  and  other
                    property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Letter of Credit Collateral; and

               (v) to the extent not covered by clauses (i) through (iv) above, all proceeds of any or all of the foregoing Letter of Credit Collateral.

     The lien and security interest granted hereby secures the payment of all obligations of the Borrower now or hereafter existing hereunder and under any other Loan Document.

     (c) Neither the Borrower nor any Person claiming or acting on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account, except as provided in Section 6.02(g). The Borrower shall take such action as the Agent may deem necessary or desirable to create a perfected security interest in favor of the Agent on behalf of itself and the Lenders in any Eligible Securities. The Agent will endeavor to invest amounts on deposit in the Letter of Credit Collateral Account in such Eligible Securities as the Agent shall select. All such amounts that are not invested or reinvested in Eligible Securities as provided above shall be deposited and held in cash in the Letter of Credit Collateral Account under the sole dominion and control of the Agent.

     (d) The Borrower agrees that it will not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section.

     (e)

               (i) The Agent may exercise in respect of the Letter of Credit Collateral Account, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at that time, and the Agent may, without notice except as specified below, sell the Letter of Credit
                    Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Letter of Credit Collateral or any part thereof, regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (ii) Any cash held in the  Letter of Credit  Collateral  Account, and all cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Letter of Credit Collateral Account may, in the discretion of the Agent, then or at any time thereafter be applied (after payment of any amounts payable pursuant to Section 8.04) in whole or in part by the Agent for the ratable benefit of the Lenders first, in payment of Revolving Credit Advances made in respect of drawings under Letters of Credit and second, if no such Revolving Credit
                    Advances remain unpaid and there is no Available Amount under a Letter of Credit, in payment of all or any part of the obligations of the Borrower under any of the Loan Documents in such order as the Agent may elect.

     (f) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Letter of Credit Collateral if the Letter of Credit Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility or liability (i) for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Eligible Securities, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) for taking any necessary steps to preserve rights against any parties with respect to the Letter of Credit Collateral, (iii) for the collection of any proceeds from Eligible Securities,
(iv) by reason of any invalidity, lack of value or uncollectability of any of the payments received by the Agent from obligors with respect to Eligible Securities, (v) for any loss resulting from investments made pursuant to Section 6.02(c), except to the extent such loss was attributable to the Agent's gross negligence or willful misconduct in complying with Section 6.02(c), or (vi) any failure by the Agent to make any investment pursuant to Section 6.02(c).

     (g) Any surplus of the funds held in the Letter of Credit Collateral Account and remaining after payment in full of all of the obligations of the Borrower under this Agreement and under any other Loan Document after the Termination Date shall be paid to the Borrower or to whosoever may be lawfully entitled to receive such surplus.

     (h) If all Events of Default have been cured or waived in the manner required by the applicable provisions of this Agreement, the provisions of this
Section 6.02 shall automatically terminate with respect to such Events of Default upon such cure or waiver, and the Agent shall thereupon promptly return to the Borrower all Letter of Credit Collateral then held by the Agent.

                                  Article VII

                                    THE AGENT

     SECTION 7.01. Authorization and Action. Each Lender and Issuing Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Revolving Credit Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and Issuing Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender and Issuing Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

     SECTION 7.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Revolving Credit Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Revolving Credit Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender or Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03. CSFB and Affiliates. With respect to its Revolving Credit Commitment, the Advances made by it and the Note issued to it, CSFB shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CSFB in its individual capacity. CSFB and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with, or own securities of, the Borrower or any such Subsidiary, all as if CSFB were not the Agent and without any duty to account therefor to the Lenders.

     SECTION 7.04. Lender Credit Decision. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Agent, any Arranger or any Lender or Issuing Bank and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Agent, any Arranger or any Lender or Issuing Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05. Indemnification. The Lenders agree to indemnify the Agent and each Issuing Bank (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Revolving Credit Notes then held by each of them (or if no Revolving Credit Notes are at the time outstanding or if any Revolving Credit Notes are held by Persons that are not Lenders, ratably according to the respective amounts of their Revolving Credit Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent or such Issuing Bank in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent or such Issuing Bank under this Agreement (collectively, the "Indemnified Costs"); provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Agent's or such Issuing Bank's gross negligence or willful misconduct; provided further that no Designated Lender shall be liable for any payment under this Section 7.05 so long as, and to the extent that, its Designating Lender makes such payment. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by the Agent, any Lender or a third party.

     SECTION 7.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Borrower shall have the right to appoint a successor Agent, subject to the approval of the Required Lenders, such approval not to be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Borrower and approved by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent subject to the approval of the Borrower and the Required Lenders, such approval not to be unreasonably withheld or delayed, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                  Article VIII

                                  MISCELLANEOUS

     SECTION 8.01. Amendments, Etc.(a) Subject to Section 8.01(b), no amendment or waiver of any provision of this Agreement or the Revolving Credit Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by or on behalf of the Borrower and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by or on behalf of the Borrower and all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Revolving Credit Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Revolving Credit Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Revolving Credit Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Revolving Credit Commitments or of the aggregate unpaid principal amount of the Revolving Credit Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (f) release any Letter of Credit Collateral after the occurrence and during the continuation of an Event of Default or (g) amend this Section 8.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by or on behalf of the Agent or an Issuing Bank in addition to the Persons required above to take such action, affect the rights or duties of the Agent or such Issuing Bank, as the case may be, under this Agreement or any Revolving Credit Note. Each Designating Lender may act on behalf of its Designated Lender with respect to any rights of its Designated Lender to grant or withhold any amendment, waiver or consent hereunder or with respect to the Revolving Credit Notes.

     (b) Notwithstanding Section 8.01(a) but provided there is not more than one Interest Period in effect at the time the agreements referred to below become effective as provided below, the Borrower, one or more financial institutions and the Agent may, on or before August 17, 2001, enter into one or more agreements supplementing this Agreement for the purpose of causing such financial institutions to become Lenders having Revolving Credit Commitments aggregating not more than $87,500,000. Such supplemental agreements shall become effective on the same Business Day which shall be (i) the Business Day specified in such supplemental agreements if on such Business Day no Interest Period is in effect or (ii) the last day of such Interest Period. The Agent will furnish a copy of such supplemental agreement to each Lender promptly after the execution thereof.

     SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied, or delivered, if to the Borrower, at its address at 1155 Perimeter Center West, Atlanta, Georgia 30338-5416, Attention: Treasurer, with a copy to Manager, Loan Administration, facsimile: 678-579-6981; if to an Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at 11 Madison Avenue, New York, New York 10010, Attention:
Julia Kingsbury, telephone: 212-325-9937, facsimile: 212-325-8304; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, except that notices and communications to the Agent pursuant to
Article II, III or VII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart hereof or of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender, any Issuing Bank or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. Costs and Expenses, Etc. (a) The Borrower agrees to pay, upon demand and presentation to the Borrower of a statement of account, all reasonable and documented third-party out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay, upon demand and presentation to the Borrower of a statement of account, all reasonable and documented third-party out-of-pocket costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable fees and expenses of counsel), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Agent and the Lenders in connection with the enforcement of rights under this Section 8.04(a), provided that the Borrower shall be required to pay the reasonable fees and expenses of only one counsel selected by the Indemnified Parties as contemplated by the proviso to Section 8.04(b)(iii).

     (b)

               (i) The Borrower agrees to indemnify each of the Arrangers, the Agent, the Issuing Banks, the Lenders, the Affiliates of the foregoing and the respective officers, directors, employees and agents of the foregoing (each, an "Indemnified Party") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages and expenses incurred by any of them as a result of, or arising out of, any investigation, litigation or other proceeding (whether or not any of the Indemnified Parties is a party thereto) related to the entering into of this Agreement, the issuance of the Notes, the Letters of Credit, and the actual or proposed use of the proceeds of the Advances and the Letters of Credit and the consummation of any matter contemplated by this Agreement, including, without limitation and to the extent hereinafter provided, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided that the Borrower shall not be responsible for any such losses, liabilities, claims, damages or expenses of any Indemnified Party to the extent incurred by reason of gross negligence or willful misconduct on the part of such Indemnified Party.

               (ii) The Borrower  shall be entitled to participate in any action or proceeding of which it has been notified by any Indemnified Party except any action or proceeding brought by or for the benefit of the Borrower or any Subsidiary of the Borrower against an Indemnified Party.

               (iii)Promptly  after receipt by an  Indemnified  Party of written notice of any loss, liability, claim, damage or expense in respect of which indemnity may be sought by it hereunder, such Indemnified Party will, if a claim is to be made against the Borrower, notify the Borrower thereof in writing, but the omission so to notify the Borrower will not relieve the Borrower from (i) any liability under this Section which it may have to such Indemnified Party except to the extent the Borrower was prejudiced by such omission or (ii) any liability other than under this Section. Thereafter, the Indemnified Party and the Borrower shall consult, to the extent appropriate, with a view to minimizing the cost to the Borrower of its obligations hereunder. In case any Indemnified Party receives written notice of any liability, loss, claim, damage or expense in respect of which indemnity may be sought by it hereunder and it notifies the Borrower thereof, the Borrower will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from the Indemnified Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Parties (and, if the Agent or one or more Lenders are the
                    Indemnified Parties, the Agent and such Lenders shall be entitled jointly to direct the conduct of their defense); provided, however, that if the parties against which any loss, claim, damage, expense or liability arises include both an Indemnified Party and the Borrower and such Indemnified Party shall have reasonably concluded that (i) there may be legal defenses available to it or other Indemnified Parties which are different from or additional to those available to the Borrower or any Subsidiary of the Borrower and may conflict therewith or (ii) if any liability, loss, claim, damage or expense arises out of actions brought by or for the benefit of the Borrower or any Subsidiary of the Borrower, the Indemnified Parties collectively shall have the right to select one separate counsel to assume such legal defenses and otherwise to participate in the defense of such loss, claim, damage or liability on behalf of the Indemnified Parties. Upon receipt by the Indemnified Party of notice from the Borrower of its election to assume the defense of such liability, loss, claim, damage or expense and approval by the Indemnified Party of counsel, the Borrower shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the Borrower shall not have employed and continued to employ counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Borrower shall have authorized in writing the employment of separate counsel for the Indemnified Party at the expense of the Borrower. At the Borrower's request, an Indemnified Party will settle, compromise or consent to the entry of any order adjudicating or otherwise disposing of any loss, claim, damage or liability for which the Borrower is liable hereunder if such settlement, compromise or consent to entry of any order (A) includes a provision unconditionally releasing each Indemnified Party from and holding each Indemnified Party harmless against all liability in respect of claims by any releasing party relating to or arising out of this Agreement, the Notes and the matters contemplated herein,
                    (B) does not require any admission or acknowledgment of culpability or wrongdoing by such Indemnified Party and (C) does not involve performance by, or the payment of money damages by, such Indemnified Party. The Borrower shall not be liable for any settlement, compromise or consent to the entry of any order adjudicating or otherwise disposing of any loss, claim, damage or liability effected without its consent.

     (c) The Borrower agrees to indemnify each Lender for its actual and documented losses (excluding any loss of profit and/or margin), costs and expenses reasonably incurred by it resulting from any payment or prepayment of principal of any Eurodollar Rate Advance or, unless otherwise specified by the Borrower in the related Notice of Competitive Bid Borrowing, LIBO Rate Advance under this Agreement or the Notes, which payment or prepayment is made on a day other than the last day of the relevant Interest Period, or, unless otherwise specified by the Borrower in the related Notice of Competitive Bid Borrowing, from any payment or prepayment of principal of a Fixed Rate Advance other than on the scheduled maturity date of such payment, excluding, however, any such losses, costs and expenses resulting from a payment or prepayment made more than 60 days prior to demand being made to the Borrower by such Lender for indemnification. The payment of such indemnity to a Lender shall be made within 30 days of a demand by such Lender complying with Section 8.04(d).

     (d) Any demand by a Lender for payment under Section 2.02(c), 2.03(a)(vi), 2.11, 2.14, 8.04(b) or 8.04(c) or under any other indemnity made by the Borrower under this Agreement shall be made in writing to the Borrower (with a copy to the Agent) and shall be accompanied by a certificate of an officer of the Agent or the relevant Lender, as may be appropriate, setting forth in reasonable detail the calculation of the amount demanded.

     (e) To the extent permitted by law, if any Lender notifies the Borrower that additional amounts will be due under Section 2.11 or that any of the events outlined in Section 2.12 have occurred, such Lender will change its Applicable Lending Office if as a result thereof such increased costs would not be required to be so paid or it would not be illegal for such Lender to make, fund or maintain its Eurodollar Rate Advances, and provided such Lender determines that such change is not commercially unreasonable. The Borrower will reimburse such Lender for all reasonable expenses it may incur as a result of complying with this Section 8.04(e).

     (f) If any circumstances arise which result, or such Lender becomes aware of any circumstances which might result, in the Borrower having to make such compensation or indemnification or in it becoming illegal for such Lender to make, fund or maintain such Lender's Eurodollar Rate Advances, such Lender will promptly notify the Borrower thereof and, in consultation with the Borrower, such Lender shall take all such steps, if any, as it determines are reasonable and the Borrower determines are acceptable to mitigate the effect of those circumstances.

     (g) Without prejudice to the survival of any other agreement of the Borrower or of the Lenders hereunder, the agreements and obligations of the Borrower contained in Sections 2.11, 2.14 and 8.04 and the obligations of the Lenders contained in Sections 2.14, 8.04, 8.07(g) and 8.08 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

     SECTION 8.05. Right of Set-off. Upon declaration by the Agent that the Advances and the Notes are due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by such Lender to, or for the credit or the account of, the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     SECTION 8.06. Binding Effect. This Agreement shall become effective (other than Section 2.01, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by the Initial Lenders that such Initial Lenders have executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

     SECTION 8.07.  Assignments and  Participations.  (a) Each Lender may assign
(i) without the approval of the Borrower, to one or more Eligible Assignees if the Eligible Assignee is a Lender or is an Affiliate of the assigning Lender which satisfies the credit rating requirements of the second proviso of the definition of "Eligible Assignee", (ii) without the approval of the Borrower, to one or more Persons (which need not be Eligible Assignees) after the occurrence and during the continuation of an Event of Default, provided, however, that if such Person is not an Eligible Assignee the approval of each Issuing Bank shall have been obtained, such approval not to be unreasonably withheld or delayed,
(iii) with the approval of the Borrower, such approval not to be unreasonably withheld or delayed, to any Eligible Assignee in any case not contemplated by the preceding clause (i) or (ii) and (iv) with the approval of the Borrower, each Issuing Bank and the Agent, to one or more Persons in any case not contemplated by the preceding clause (i), (ii) or (iii), all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, the Revolving Credit Advances owing to it and the Revolving Credit Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Revolving Credit Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall be $10,000,000 or a larger integral multiple of $1,000,000,
(iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, and, if the relevant Eligible Assignee is not listed in clause (i) of the definition of "Eligible Assignee", to the Borrower for its acceptance, an appropriate Assignment and Acceptance, together with any Revolving Credit Note subject to such assignment and a processing and recordation fee of $3,500 unless the relevant Eligible Assignee is an Affiliate of the assigning Lender and (iv) notwithstanding the foregoing, Competitive Bid Advances may be assigned as contemplated by the related Notice of Competitive Bid Borrowing. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (other than under Sections 2.14(f), 8.07(g) and 8.08) (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

     (b) If any Lender (i) shall make a demand under Section 8.04(d) for payment in respect of a claim under Section 2.11 or shall give a notice under Section
2.12 of any unlawfulness or assertion of unlawfulness contemplated by such Section or any demand shall be made or any amount shall be payable with respect to any Lender under Section 2.14 or (ii) is a Non-Consenting Lender, the Borrower may, by written notice given to such Lender within 45 days of the making by such Lender of such demand, the giving by such Lender of such notice or such Lender becoming a Non-Consenting Lender, require by written notice to such Lender that such Lender assign, by executing and delivering an Acceptance and Assignment, within 15 days of the giving by the Borrower of such notice but on at least three Business Days' notice to one or more Persons in accordance with Section 8.07(a) such Lender's Revolving Credit Commitment and its Advances against payment to such Lender in immediately available funds of the principal amount of such Advances, all interest accrued thereon to the date of payment, all fees accrued by such Lender to the date of payment, any amounts payable to such Lender under Section 8.04(c) and all other amounts payable hereunder to such Lender.

     (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee or that it is an entity that has been approved by the Borrower and the Agent under
Section 8.07(a); (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

     (d) The Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee or that it is an entity that has been approved by the Borrower and the Agent under
Section 8.07(a), together with any Revolving Credit Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C-1 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) promptly give notice and a copy thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Revolving Credit Note a new Revolving Credit Note to such Eligible Assignee or other entity in an amount equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment hereunder, a new Revolving Credit Note to the assigning Lender in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Revolving Credit Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 hereto.

     (f) Each Lender may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation and (vi) notwithstanding the foregoing, each Lender may sell participations in Competitive Bid Advances as contemplated by the related Notice of Competitive Bid Borrowing. Each Lender selling participations shall provide prompt notice to the Borrower and the Agent of such participations and the purchasers of such participations.

     (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any Confidential Information; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall have executed and delivered to such Lender and to the Borrower a duly authorized confidentiality agreement substantially in the form of Exhibit C-2.

     (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

               (i) Any Lender may at any time designate with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed) not more than one Designated Lender to fund Advances on behalf of such Designating Lender subject to the terms of this Section 8.07(i) and the provisions of Sections 8.07(a) through (h) shall not apply to such designation. No Lender may have more than one Designated Lender at any time. Such designation may occur either by the execution before the Effective Date of the signature pages of an Assignment and Acceptance by such Lender and Designated Lender next to the appropriate "Designating Lender" and "Designated Lender" captions, or by execution by such parties of a Designation Agreement on or after the Effective Date; provided that any Lender and its Designated Lender executing the signature pages of any Assignment and Acceptance as "Designating Lender" and "Designated Lender", respectively, before the Effective Date shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein. The parties to each such designation occurring on or after the Effective Date shall execute and deliver to the Agent and the Borrower for their acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender and consented to by the Borrower, the Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower and the other Lenders, whereupon (i) the Borrower shall execute and deliver to the Designating Lender a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Advances on behalf of its Designating Lender pursuant to Section 2.01(b) and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the
                    Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.05 hereof, and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender, or specified branch or affiliate thereof, shall serve as the administrative agent of its Designated Lender and shall on behalf of its Designated Lender: (i) receive any and all payments made for the benefit of such Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Credit Agreement. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Lender, or specified branch or affiliate thereof, as administrative agent for its Designated Lender and need not be signed by such Designated Lender on its own behalf. The Borrower, the Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder, other than via an assignment to its Designating Lender or Liquidity Lender, if any, or otherwise in accordance with the provisions of Section 8.07(a) through
                    (h) hereof.

     SECTION 8.08. Confidentiality. (a) Neither the Agent nor any Lender shall, without the prior written consent of the Borrower, (i) disclose the Confidential Information to any Person except as permitted by Section 8.07(g) or this Section
8.08 or (ii) use, either directly or indirectly, any of the Confidential Information except in concert with the Borrower and in connection with this Agreement and the transactions contemplated hereby.

     (b) The Agent and each Lender may disclose the Confidential Information (i) to their respective Representatives who need to know the Confidential Information for the purpose of administering this Agreement and the transactions contemplated hereby or for the discharge of their duties, who are informed by the Agent or such Lender of the confidential nature of the Confidential Information, and who agree to be bound by the terms and conditions of this Agreement to the same extent as the Agent or such Lender and (ii) to any party hereto.

     (c) Each of the Agent and each Lender agrees that, without the Borrower's prior written consent, it shall not disclose to any person (except as otherwise expressly permitted herein) the fact that the Confidential Information has been made available or any of the terms, conditions or other facts with respect to the Confidential Information.

     (d) The provisions contained in this Section 8.08 shall be inoperative as to any portion of the Confidential Information that (i) is or becomes generally available to the public on a nonconfidential basis through no fault or action by the Agent, the Lead Arranger, any Lender or their respective Representatives, or
(ii) is or becomes available to the Agent, the Lead Arranger or any Lender on a nonconfidential basis from a source other than the Borrower, its Affiliates or Representatives or the Agent or the Lead Arranger or their Representatives, which source, to the best knowledge of the Agent, the Lead Arranger or any Lender, as may be appropriate, is not prohibited from disclosing such Confidential Information to the Agent, the Lead Arranger or such Lender by a contractual, legal or fiduciary obligation to the Borrower, the Agent, the Lead Arranger or any Lender.

     (e) The Agent and each Lender may disclose the Confidential Information at the request of any regulatory or supervisory authority having jurisdiction over it or to the extent necessary for purposes of enforcing this Agreement.

     (f) In the event that the Agent or any Lender becomes legally compelled to disclose any of the Confidential Information otherwise than as contemplated by
Section 8.08(e), the Agent or such Lender shall provide the Borrower with notice of such event promptly upon its obtaining knowledge thereof (provided that it is not otherwise prohibited by Law from giving such notice) so that the Borrower may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the Agent or such Lender shall furnish only that portion of the Confidential Information that it is legally required to furnish and shall cooperate with the Borrower's counsel to enable the Borrower to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (g) In the event of any breach of this Section 8.08, the Borrower shall be entitled to equitable relief (including injunction and specific performance) in addition to all other remedies available to it at law or in equity.

     (h) Neither the Agent nor any Lender shall make any public announcement, advertisement, statement or communication regarding the Borrower, its Affiliates or this Agreement or the transactions contemplated hereby without the prior written consent of the Borrower.

     (i) Any Designated Lender may disclose any Confidential Information to any rating agency, commercial paper dealer or Liquidity Lender to such Designated Lender; provided, however, that each of such Persons is informed by the Designated Lender of the confidential nature of the Confidential Information and each such commercial paper dealer and Liquidity Lender agrees to be bound by the terms and conditions of this Section 8.08 to the same extent as the Designated Lender.

     (j) The obligations of the Agent and each Lender under this Section 8.08 shall survive the termination or expiration of this Agreement.

     SECTION 8.09. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New
York.

     SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court, New York County, United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     SECTION 8.12. No Bankruptcy Proceedings. Each of the Borrower, the Lenders and the Agent agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender.

     SECTION 8.13. Waiver of Jury Trial. Each of the Borrower, the Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                    The  Borrower

                    MIRANT CORPORATION


                    By   /s/ Sean P. Murphey
                    --------------------------

                    Name: Sean P. Murphey

                    Title: Treasurer

                    The  Agent

                    CREDIT SUISSE FIRST BOSTON as Agent


                    By:  /s/ Julia P. Kingsbury
                    ----------------------------

                    Name: Julia P. Kingsbury

                    Title: Vice President



                    By: /s/ illegible signature
                    ----------------------------

                    Name: illegible signature


                    Title: Vice Presdient

                    The  Initial Lenders

                    CREDIT SUISSE FIRST BOSTON


                    By:  /s/ So Venna Day-Goins
                    ----------------------------

                    Name: So Venna Day-Goins

                    Title: Vice President


                    By:  /s/ illegible signature
                    ----------------------------

                    Name: illegible signature

                    Title: Vice President

                    BANK OF AMERICA, N.A.


                    By:  /s/ Gretchen P. Burud
                    ----------------------------

                    Name: Gretchen P. Burud

                    Title: Managing Director

                    THE  BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH


                    By:  /s/ Gary L. England
                    ----------------------------

                    Name: Gary L. England

                    Title: Vice President and Manager

                    BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH


                    By: /s/ Peter Obermann
                    -----------------------------

                    Name: Peter Obermann

                    Title: Senior Vice President

                    CITIBANK, N.A.


                    By:  /s/ Daniel J. Brill
                    --------------------------

                    Name: Daniel J. Brill

                    Title: Managing Director

                    COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                    By:  /s/ Subash R. Viswanathan
                    -------------------------------

                    Name:Subash R. Viswanathan

                    Title: Senior Vice President


                    By: /s/ W. David Suttles
                    -------------------------------

                    Name: W. David Suttles

                    Title: Senior Vice President

               DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH


               By: /s/ Joel Makowsky
               -----------------------------

               Name: Joel Makowsky

               Title: Vice President


               By:  /s/ Hans-Christian Narberhaus

               Name: Hans-Christian Narberhaus

               Title: Vice President

               THE  ROYAL BANK OF SCOTLAND PLC


               By:  /s/ Clark McGinn
               -----------------------

               Name: Clark McGinn

               Title: Senior Vice President

               WACHOVIA BANK, N.A.


               By:  /s/ John T. Seeds
                -----------------------------------------

               Name: John T. Seeds

               Title: Senior Vice President

               DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES


               By: /s/ Graham Lofts
               ---------------------------------------

               Name: Graham Lofts

               Title: Managing Director


               By:  /s/ Frederic Lahner
               ---------------------------------------

               Name: Frederic Lahner

               Title: Vice President

               THE  BANK OF NOVA SCOTIA


               By: /s/ F.C.H. Ashby
               ---------------------------------------

               Name: F.C.H. Ashby

               Title: Senior Manager, Loan Operations

               BARCLAYS BANK PLC


               By:  /s/ Sydney G. Dennis
               ---------------------------------------

               Name: Sydney G. Dennis

               Title: Director

               BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH


               By: /s/ William W. Hunter
               ---------------------------------------

               Name: William W. Hunter

               Title: Director


               By: /s/ Shannon Batchman
               ---------------------------------------

               Name: Shannon Batchman

               Title: Direcor

               CIBC INC.

               By: /s/ John P. Burke
               ---------------------------------------

               Name: John P. Burke

               Title: Executive Director

               CREDIT LYONNAIS NEW YORK BRANCH


               By: /s/ Attila Koc
               -----------------------------------------

               Name: Attila Koc

               Title: Senior Vice President

               DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG


               By: /s/ William J. Procasky
               ---------------------------------------

               Name: William J. Procasky

               Title: Vice President


               By:  /s/ Richard W. Wilbert
               ---------------------------------------

               Name: Richard W. Wilbert

               Title: Vice President

               FLEET NATIONAL BANK


               By:  /s/ Robert D. Lanigan
               -----------------------------------------

               Name: Robert D. Lanigan

               Title: Managing Director

               TORONTO DOMINION (TEXAS), INC.


               By: /s/ Alva J. Jones
               ---------------------------------------

               Name: Alva J. Jones

               Title: Vice President

               UBS  AG, STAMFORD BRANCH


               By:  /s/ Thomas R. Salzano
               ---------------------------------------

               Name: Thomas R. Salzano

               Title: Director
                      Banking Products Services, US


               By:  /s/ Wilfred V. Saint
               ---------------------------------------

               Name: Wilfred V. Saint

               Title: Associate Director
                      Banking Products Services, US

               EXPORT DEVELOPMENT CORPORATION


               By: /s/ Mehdi Hassan
               ---------------------------------------

               Name: Mehdi Hassan

               Title: Financial Services Manager


               By:  /s/ Leslie Kenway
               ---------------------------------------

               Name: Leslie Kenway

               Title: Director

               INTESABCI S.P.A., NEW YORK BRANCH


               By:  /s/ Stuart L. Barrowcliff
               ---------------------------------------

               Name: Stuart L. Barrowcliff

               Title: Director


               By:  /s/ Nicholas A. Matacchieri
               ---------------------------------------

               Name: Nicholas A. Matacchieri

               Title: Director

               KBC  BANK N.V.


               By:  /s/ Jean-Pierre Diels
               ---------------------------------------

               Name: Jean-Pierre Diels

               Title: First Vice-President


               By:  /s/ Eric Raskin
               ---------------------------------------

               Name: Eric Raskin

               Title: Assistant Vice-President

               WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH


               By: /s/ Felicia La Forgia
               ---------------------------------------

               Name: Felicia La Forgia

               Title: Vice President


               By:  /s/ Anthony Alessandro
               -----------------------------------------

               Name: Anthony Alessandro

               Title: Manager

               LANDESBANK RHEINLAND-PFALZ GIROZENTRALE


               By: /s/ Richard Kuhn
               -----------------------------------------

               Name: Richard Kuhn

               Title: Senior Vice-President


               By:  /s/ Stefan Huber
               -----------------------------------------

               Name: Stefan Huber

               Title:

               SUMITOMO MITSUI BANKING CORPORATION


               By:  /s/ William M. Ginn
               ---------------------------------------

               Name: William M. Ginn

               Title: General Manager

               BANK HAPOALIM B.M


               By:  /s/ Marc Bosc
               ---------------------------------------

               Name: Marc Bosc

               Title: Vice President


               By:  /s/ Laura Anne Raffa
               -----------------------------------------

               Name: Laura Anne Raffa

               Title: Senior Vice President and Corporate Manager





                                   SCHEDULE I
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT

APPLICABLE LENDING OFFICES

Initial Lenders                 Commitments        Domestic Lending Offices               Eurodollar Lending Offices
---------------                 -----------        ------------------------               --------------------------
Sole Lead Arranger and
Administrative Agent
Credit Suisse First Boston
                                $75,000,000        11 Madison Avenue
                                                   New York, NY  10010
                                                   Attention:  Andrea Chicas
                                                   Telephone:  212-325-9941
                                                   Facsimile:  212-325-8304
Co-Arranger and
Co-Syndication Agent
Bank of America, N.A.           $65,000,000        100 North Tryon Street
                                                   16th Floor
                                                   NC1-007-16-13
                                                   Charlotte, NC  28255
                                                   Attention:  Gretchen Burud
                                                   Telephone:  704-386-8394
                                                   Facsimile:  704-386-1319

Senior Managing Agent and
Co-Syndication Agent
Citibank, N.A.
                                $65,000,000        399 Park Avenue
                                                   New York, NY 10043
                                                   Attention: Dhaya Ranganathan
                                                   Telephone: 212-559-4824
                                                   Facsimile: 212-793-6130

Senior Managing Agents and
Co-Documentation Agents
Commerzbank AG

                                $65,000,000        Commerzbank AG Atlanta                 Commerzbank AG Atlanta
                                                   Agency                                 Agency
                                                   1230 Peachtree Street, N.E., Suite     1230 Peachtree Street, N.E.,
                                                   3500                                   Suite 3500
                                                   Atlanta, GA  30309                     Atlanta, GA  30309
                                                   Attention:     Brian Campbell          Attention:     Brian Campbell
                                                   Telephone:     404-888-6518            Telephone:     404-888-6518
                                                   Facsimile:     404-888-6539            Facsimile:     404-888-6539

The Royal Bank of Scotland plc  $65,000,000        101 Park Avenue
                                                   New York, NY  10178
                                                   Attention: Brian McInnes
                                                   Telephone:     212-401-3739
                                                   Facsimile:     212-401-3456
Senior Managing Agents
The Bank of Tokyo-Mitsubishi,   $65,000,000        1251 Avenue of the Americas
Ltd.                                               New York, NY  10020-1104
                                                   Attention: Gary England
                                                   Telephone:     404-222-4205
                                                   Facsimile:     404-577-1155

Bayerische Landesbank           $65,000,000        560 Lexington Avenue
Grozentrale                                        New York, NY 10022
                                                   Attention: Sean O'Sullivan
                                                   Telephone: 212-310-9913
                                                   Facsimile: 212-310-9868

Deutsche Bank AG                $65,000,000        Deutsche Bank AG New York Branch       Deutsche Bank AG
                                                   31 West 52nd Street                    Cayman Islands Branch
                                                   New York, NY  10019                    c/o Deutsche Bank AG
                                                   Attention:     Joel Makowsky                New York Branch
                                                   Telephone:     212-469-7896            31 West 52nd Street
                                                   Facsimile:     212-469-5711            New York, NY  10019

Wachovia Bank, N.A.             $65,000,000        191 Peachtree Street N.E.
                                                   29th Floor, Mailcode: GA-3940
                                                   Atlanta, GA  30303
                                                   Attention:     John Seeds
                                                   Telephone:     404-332-5184
                                                   Facsimile:     404-332-5905
Managing Agent
Dresdner Bank AG                $55,000,000        75 Wall Street
                                                   New York, NY  10005-2889
                                                   Attention: Fred Thurston
                                                   Telephone:     212-429-2029
                                                   Facsimile:     212-429-2192
Senior Co-Agent
The Bank of Nova Scotia         $45,000,000        The Bank of Nova Scotia, Atlanta
                                                   Agency
                                                   Suite 2700
                                                   600 Peachtree Street, N.E.
                                                   Atlanta, GA  30308
                                                   Attention:     Pat. Brown
                                                   Telephone:     404-877-1506
                                                   Facsimile:     404-888-8998
Co-Agents
Barclays Bank PLC               $37,500,000        222 Broadway
                                                   New York, NY  10038
                                                   Attention: Chris Kinney
                                                   Telephone:     212-412-2756
                                                   Facsimile:     212-412-6709

Bayerische Hypo-und             $37,500,000        150 East 42nd Street                   Bayerische Hypo-und Vereinsbank AG
Vereinsbank AG                                     New York, NY  10017                    Grand Cayman Branch
                                                   Attention:     William Hunter          c/o Bayerische Hypo-und
                                                   Telephone:     212-672-5340            Vereinsbank AG
                                                   Facsimile:     212-672-5530            150 East 42nd Street
                                                                                          New York, NY  10017
CIBC Inc.                       $37,500,000        CIBC, Inc.
                                                   Two Paces West
                                                   2727 Paces Ferry Road
                                                   Suite 1200
                                                   Atlanta, GA  30339
                                                   Attention:  Beverly Bowman
                                                   Telephone:  770-319-4824
                                                   Facsimile:  770-319-4950

Credit Lyonnais                 $37,500,000        1301 Avenue of the Americas
                                                   New York, NY  10019
                                                   Attention:  Bindu Menon
                                                   Telephone:  212-261-7633
                                                   Facsimile:  917-849-5440

DG Bank                         $37,500,000        609 Fifth Avenue                       609 Fifth Avenue
                                                   New York, NY  10017-1021               New York, NY  10017
                                                   Attention:     William J.
                                                   Procasky
                                                   Telephone:     212-745-1575
                                                   Facsimile:     212-745-
                                                   1556/1550

Fleet National Bank             $37,500,000        100 Federal Street
                                                   Energy & Utilities
                                                   MADE 10008A
                                                   Boston, MA 02110
                                                   Attention: Bob Lanigan
                                                   Telephone: 617-434-6515
                                                   Facsimile: 617-434-3652

Toronto Dominion (Texas), Inc.  $37,500,000        909 Fannin Street, 17th Floor          909 Fannin St., 17th Floor
                                                   Houston, TX  77010                     Houston, TX  77010
                                                   Attention: Betty Chang
                                                   Telephone:     212-827-7772
                                                   Facsimile:     212-827-7244

UBS AG                          $37,500,000        677 Washington Blvd.
                                                   Stamford, CT  06901
                                                   Attention: Wendy Field
                                                   Telephone:     212-821-3337
                                                   Facsimile:     212-821-3330
Participants A
Export Development              $25,000,000        151 O'Connor Street
Corporation                                        Ottawa, Ontario
                                                   Canada  K1A 1K3
                                                   Attention: Mehdi Hassan
                                                   Telephone:     613-598-3281
                                                   Facsimile:     613-598-3167

IntesaBci S.p.A.                $25,000,000        One William Street
                                                   New York, NY  10004
                                                   Attention:  Nicholas A.Matacchieri
                                                   Telephone:  212-607-3865
                                                   Facsimile:  212-607-3966

KBC Bank NV                     $25,000,000        125 West 55th Street
                                                   New York, NY  10019
                                                   Attention:     Rose Pagan
                                                   Telephone:     212-541-0657
                                                   Facsimile:     212-956-5581

Westdeutsche Landesbank         $25,000,000        1211 Avenue of the Americas
                                                   New York, NY  10036
                                                   Attention: Felicia La Forgia
                                                   Telephone:     212-852-6096
                                                   Facsimile:     212-852-6307
Participants B
Landesbank Rheinland-Pfalz      $12,500,000        Grosse Bleiche 54-56
                                                   D-55098 Mainz
                                                   Germany
                                                   Attention:  Dept. 3-12, Stefan
                                                   Huber
                                                   Telephone:  39-6131-13-33-64
                                                   Facsimile:  39-6131-13-35-11

Sumitomo-Mitsui                 $12,500,000        277 Park Avenue
                                                   New York, NY  10172
                                                   Attention: Brady S. Sadek
                                                   Telephone:     312-876-7794
                                                   Facsimile:     312-876-6432

Bank Hapoalim B.M.              $5,000,000         1177 Avenue of the Americas
                                                   New York, NY  10036
                                                   Attention:     Marc Bosc
                                                   Telephone:     212-782-2181
                                                   Facsimile:     212-782-2382

Total Commitments:              $1,125,000,000


                                   SCHEDULE II
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT


                             TERMS OF SUBORDINATION

     Terms defined in the Credit Agreements referred to below are used in these Terms of Subordination with their defined meanings except as otherwise defined herein.

     I. SUBORDINATION TERMS OF AFFILIATE SUBORDINATED DEBT.

     SECTION 1. "Affiliate Subordinated Debt" Defined. "Affiliate Subordinated Debt" means, for purposes of these Terms of Subordination (this "Agreement"), [describe the specific Affiliate Subordinated Debt that is being subordinated hereby--to include all amounts payable in connection therewith], which constitutes Debt of the Borrower originally issued to a Person that is an Affiliate of the Borrower and which is subordinated on the terms set forth below. Debt of the Borrower payable to any entity that is formed by the Borrower or an Affiliate of the Borrower for the purpose of issuing securities in the public or capital markets, or in a private placement, shall not constitute "Affiliate Subordinated Debt" for all purposes hereof.

     SECTION 2. Agreement to Subordinate. The holder hereof (the "Subordinated Creditor") and the Borrower each agree that the Affiliate Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full of all obligations of the Borrower now or hereafter existing under (a) the Four-Year Credit Agreement and the 364-Day Credit Agreement, each dated as of July __, 2001, as from time to time in effect (the "Credit Agreements"), among the Borrower, the financial institution(s) party thereto and Credit Suisse First Boston, as Agent for such financial institution(s), and the Notes issued pursuant thereto and (b) such instruments and documents as may be listed on Schedule I hereto on the date of execution hereof or from time to time added to said Schedule I by a writing signed by the Borrower and the Subordinated Creditor (such instruments and documents being referred to herein collectively as the "Senior Debt Documents", which phrase "Senior Debt Documents" shall not include any such instruments and/or documents as may be deleted from said Schedule I from time to time by a writing signed by the Borrower and the Subordinated Creditor, which deletion or deletions shall require the consent of no other Person or Persons except to the extent that the Borrower has otherwise agreed in writing with, or for the benefit of, such other Person or Persons), whether for principal, interest (including, without limitation, interest, as provided in the Notes and in the debt instruments included in the Senior Debt Documents (such debt instruments included in the Senior Debt Documents being referred to herein collectively as the "Senior Debt Instruments"), accruing after the filing of a petition initiating any proceeding referred to in Section 3(a), whether or not such interest accrues after the filing of such petition for purposes of the Federal Bankruptcy code or is an allowed claim in such proceeding), fees, expenses or otherwise (such obligations of the Borrower under the Credit Agreements and the Senior Debt Documents being the "Obligations"). For the purposes of this Agreement, the Obligations shall not be deemed to have been paid in full until (i) with respect to the Lenders, the Termination Date under each Credit Agreement shall have occurred and (ii) with respect to each Senior Creditor, the obligation under each of its respective Senior Debt Documents to extend credit, disburse funds or acquire a debt instrument shall have terminated and unless the Lenders, the creditors under the Senior Debt Documents and the holders (other than the Lenders) of the Senior Debt Instruments (such creditors and holders being referred to collectively herein as the "Senior Creditors") shall have received payment of their respective Obligations in full in cash. The Borrower and the Subordinated Creditor shall endorse on any instrument evidencing Affiliate Subordinated Debt a statement to the effect that it is subject to these terms of subordination.

     SECTION 3. Events of Subordination. (a) In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower or otherwise, the Lenders and the Senior Creditors shall be entitled to receive payment in full of their respective Obligations before the Subordinated Creditor is entitled to receive any payment of all or any of the Affiliate Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Affiliate Subordinated Debt in any such case, proceeding, assignment or marshaling (including any payment that may be payable by reason of any other Debt of the Borrower being subordinated to payment of the Affiliate Subordinated
Debt) shall be paid or delivered directly to Credit Suisse First Boston, as Agent under the Credit Agreements, for the account of the Lenders, and to the Senior Creditors or to a trustee or other agent for the Senior Creditors or for any group of the Senior Creditors (any such trustee or agent being referred to herein as a "Representative") which may be listed on Schedule I hereto, pro rata according to the principal amount of the Obligations then owed by the Borrower to each of the Lenders and the Senior Creditors, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

     (b) In the event  that (i) any  Default or Event of  Default  described  in
Section 6.01(a) of a Credit Agreement or any payment default by the Borrower under a Senior Debt Document shall have occurred and be continuing, (ii) any Event of Default or any "event of default" under a Senior Debt Document that would entitle the creditors under such Senior Debt Document to accelerate the maturity of indebtedness evidenced by such Senior Debt Document (a "Senior Event of Default") (other than as referred to in the preceding clause (i)) shall have occurred and be continuing or (iii) any judicial proceeding shall be pending with respect to any Event of Default or Senior Event of Default, then no payment (including any payment that may be payable by reason of any other Debt of the Borrower being subordinated to payment of the Affiliate Subordinated Debt) or distribution of any kind, whether in cash, property or securities, shall be made by or on behalf of the Borrower for or on account of any Affiliate Subordinated Debt, and the Subordinated Creditor shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Affiliate Subordinated Debt until the Obligations shall have been paid in full.

     (c) Until the Termination Date under each Credit Agreement shall have occurred and the Obligations thereunder then owed by the Borrower to the Lenders shall have been paid in full in cash, no payment (including any payment that may be payable by reason of any other Debt of the Borrower being subordinated to the payment of the Affiliate Subordinated Debt) or distribution of any kind, whether in cash, property or securities, shall be made by or on behalf of the Borrower for or on account of any Affiliate Subordinated Debt, and the Subordinated Creditor shall not take or receive from the Borrower, directly or indirectly, in cash, property or securities or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Affiliate Subordinated Debt at any time unless at the end of the fiscal quarter (including the fourth fiscal quarter) of the Borrower for which financial statements have most recently been delivered to the Agent by the Borrower pursuant to Section 5.01(f) or (g) of the Credit Agreements on or preceding the date on which the Borrower takes such action, the ratio of Cash Available for Corporate Debt Service to Corporate Interest was at least 2.0:1.0, calculated for the period comprised of the four fiscal quarters ending on the date of such financial statements and with effect from the date of delivery of such financial statements.

     SECTION 4. In Furtherance of Subordination. The Subordinated Creditor agrees as follows:

     (a) If any proceeding referred to in Section 3(a) above is commenced by or against the Borrower,

               (i) Credit Suisse First Boston, as Agent for the Lenders, and the Senior Creditors, acting directly or through one or more Representatives, are hereby irrevocably authorized and empowered (in their own names or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3(a) to which they are entitled thereunder and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Affiliate Subordinated Debt pro rata according to the principal amount of the Obligations then owed by the Borrower to each of the Lenders and the Senior Creditors or enforcing any security interest or other lien securing payment of the Affiliate Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent, the Lenders, the Representatives and the Senior Creditors hereunder; and

               (ii) the Subordinated  Creditor shall duly and promptly take such reasonable action as Credit Suisse First Boston, as Agent for the Lenders, and the Senior Creditors or the Representatives may request (A) to permit Credit Suisse First Boston, as Agent for the Lenders, and the Senior Creditors or the Representatives to collect the Subordinated Debt for the account of the Lenders and the Senior Creditors and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Credit Suisse First Boston, as Agent for the Lenders, and to the Senior Creditors or their Representatives such documents as Credit Suisse First Boston, as Agent for the Lenders, and the Senior Creditors or the Representatives may reasonably request in order to enable Credit Suisse First Boston, as Agent for the Lenders, and the Senior Creditors or the Representatives to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt, which payments and distributions shall be distributed pro rata according to the principal amount of the Obligations then owed by the Borrower to each of the Lenders and the Senior Creditors.

     (b) All payments or distributions upon or with respect to the Affiliate Subordinated Debt which are received by the Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Lenders and the Senior Creditors pro rata according to the principal amount of the Obligations then owed by the Borrower to each of the Lenders and the Senior Creditors, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to Credit Suisse First Boston, as Agent for the Lenders, for the account of the Lenders, and to the Senior Creditors or their Representatives pro rata according to the principal amount of the Obligations then owed by the Borrower to each of the Lenders and the Senior Creditors, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations in accordance with the terms of the Credit Agreements and the Senior Debt Documents. Any portion of a payment or distribution received by a Lender or Senior Creditor (or by the Agent or a Representative) which is in excess of its pro rata portion of such payment or distribution shall be held in trust by such Lender or Senior Creditor (or Agent or Representative) for the benefit of the other Lenders and Senior Creditors to be paid promptly to the other Lenders and Senior Creditors (or to the Agent and the Representatives on behalf of such Lenders and Senior Creditors) pro rata according to the principal amount of the Obligations then owed by the Borrower to each of such Lenders and Senior Creditors.

     (c) Credit Suisse First Boston, as Agent for the Lenders, and the Senior Creditors or their Representatives are hereby authorized to seek specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it.

     SECTION 5. No Commencement of Any Proceeding. The Subordinated Creditor agrees that, so long as the Obligations shall not have been paid in full in cash, the Subordinated Creditor will not sue for payment of all or any of the Affiliate Subordinated Debt, or commence, or join with any creditor other than the Lenders, Credit Suisse First Boston, as Agent for the Lenders, the Senior Creditors and the Representatives, in commencing any proceeding referred to in
Section 3(a); provided, however, that the foregoing provisions shall not prevent the Subordinated Creditor from commencing and prosecuting to judgment any action necessary to enforce such Affiliate Subordinated Debt during the period commencing one year prior to the expiration of the limitation period governing such Affiliate Subordinated Debt under any applicable statute of limitations.

     SECTION 6. Rights of Subrogation. The Subordinated Creditor agrees that no payment or distribution to Credit Suisse First Boston, as Agent for the Lenders, the Lenders, the Senior Creditors or the Representatives pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any right of subrogation in respect thereof until the Obligations shall have been paid in full. From and after the payment in full of the Obligations, the Subordinated Creditor shall be subrogated to all rights of the Agent, the Lenders, the Senior Creditors and the Representatives to receive any further payments or distributions applicable to the Obligations until the Affiliate Subordinated Debt shall have been paid in full, in addition to all other rights of subrogation that the Subordinated Creditor may have. For purposes of any such subrogation, no payments or distributions on the Obligations pursuant to this Agreement shall, as between the Borrower, its creditors other than the Lenders and the Senior Creditors, and the Subordinated Creditor, be deemed to be a payment by the Borrower to or on account of the Obligations, and no payments or distributions to the Subordinated Creditor of assets by virtue of the subrogation herein provided for shall, as between the Borrower, its creditors other than the Lenders and the Senior Creditors, and the Subordinated Creditor, be deemed to be a payment to or on account of the Affiliate Subordinated Debt. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Lenders, the Agent for the benefit of the Lenders, the Senior Creditors and the Representatives, on the other hand, and nothing contained in this Agreement is intended to or shall impair the obligation of the Borrower, which is unconditional and absolute, to pay the principal of (and premium, if any) and interest on the Affiliate Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or, except as provided in Section 10 below, to affect the relative rights of the Subordinated Creditor and the creditors of the Borrower other than the Lenders and the Senior Creditors, nor shall anything herein prevent the Subordinated Creditor from exercising all remedies otherwise permitted by applicable law upon default under the Affiliate Subordinated Debt, subject to the rights, if any, under this Agreement, of the Lenders, the Agent, for the benefit of the Lenders, the Senior Creditors and the Representatives in respect of cash, property or securities of the Borrower otherwise payable or delivered to the Subordinated Creditor upon the exercise of any such remedy.

     SECTION 7. Agreements in Respect of Affiliate Subordinated Debt. The Subordinated Creditor will not sell, assign, pledge, encumber or otherwise dispose of any of the Affiliate Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition (i) is to a person or entity other than the Borrower and (ii) is made expressly subject to this Agreement.

     SECTION 8. Obligations Hereunder Not Affected. All rights and interest of Credit Suisse First Boston, as Agent for the Lenders, the Lenders, the Senior Creditors and the Representatives hereunder, and all agreements and obligations of the Subordinated Creditor and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

               (i)  any  lack  of  validity  or   enforceability   of  a  Credit
                    Agreement, a Note, a Senior Debt Document or any other agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from a Credit Agreement, a Note or a Senior Debt Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or otherwise;

               (iii)any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

               (iv) any  manner  of  application  of  collateral,   or  proceeds
                    thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its subsidiaries;

               (v) any change, restructuring or termination of the corporate structure or existence of the Borrower; or

               (vi) any other  circumstance  which might otherwise  constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor.

     This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Credit Suisse First Boston, as Agent for the Lenders, any Lender, any Senior Creditor or any Representative upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     SECTION 9. Waiver. The Subordinated Creditor and the Borrower each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that Credit Suisse First Boston, as Agent for the Lenders, any Lender, any Senior Creditor or any Representative protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

     SECTION 10. Extension of Subordination. The Borrower and the Subordinated Creditor shall not subordinate the Affiliate Subordinated Debt for the benefit of any one or more other creditors of the Borrower, now or hereafter existing, upon any terms other than those set forth in this Agreement. The Borrower and the Subordinated Creditor shall have the right to subordinate the Affiliate Subordinated Debt for the benefit of any one or more other creditors of the Borrower, now or hereafter existing, upon the same terms as are set forth in this Agreement.

     II. SUBORDINATION TERMS OF NON-AFFILIATE SUBORDINATED DEBT.

     SECTION 1. "Non-Affiliate Subordinated Debt" Defined. "Non-Affiliate Subordinated Debt" means, for purposes of these Terms of Subordination (this "Agreement"), [describe the specific Non-Affiliate Subordinated Debt that is being subordinated herein -- to include all amounts payable in connection therewith] which constitutes (i) Debt of the Borrower owed to a Person that is not an Affiliate of the Borrower and which is subordinated on the terms set forth below or (ii) Debt of the Borrower payable to any entity that is formed by the Borrower or an Affiliate of the Borrower for the purpose of issuing securities in the public or capital markets, or in a private placement, and which is subordinated on the terms set forth below.

     SECTION 2. Agreement to Subordinate. The Representative of the holder of the Non-Affiliated Subordinated Debt, by its acceptance thereof (the "Subordinated Creditor") and the Borrower each agree that the Non-Affiliate Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full of all obligations of the Borrower now or hereafter existing under (a) the Four-Year Credit Agreement and the 364-Day Credit Agreement, each dated as of July __, 2001, as from time to time in effect (the "Credit Agreements"), among the Borrower, the financial institutions party thereto and Credit Suisse First Boston, as Agent for such financial institutions, and the Notes issued pursuant thereto and (b) such instruments and documents as may be listed on Schedule I hereto on the date of execution hereof or from time to time added to said Schedule I by a writing signed by the Borrower and the Subordinated Creditor (such instruments and documents being referred to herein collectively as the "Senior Debt Documents", which phrase "Senior Debt Documents" shall not include any such instruments and/or documents as may be deleted from said Schedule I from time to time by a writing signed by the Borrower and the Subordinated Creditor, which deletion or deletions shall require the consent of no other Person or Persons except to the extent that the Borrower has otherwise agreed in writing with, or for the benefit of, such other Person or Persons), whether for principal, interest (including, without limitation, interest, as provided in the Notes and in the debt instruments included in the Senior Debt Documents (such debt instruments included in the Senior Debt Documents being referred to herein collectively as the "Senior Debt Instruments"), accruing after the filing of a petition initiating any proceeding referred to in Section 3(a), whether or not such interest accrues after the filing of such petition for purposes of the Federal Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise (such obligations of the Borrower under the Credit Agreements and the Senior Debt Documents being the "Obligations"). For the purposes of this Agreement, the Obligations shall not be deemed to have been paid in full until the (i) with respect to the Lenders, the Termination Date under each Credit Agreement shall have occurred and (ii) with respect to each Senior Creditor, the obligation under each of its respective Senior Debt Documents to extend credit, disburse funds or acquire a debt instrument shall have terminated and unless the Lenders, the creditors to the Senior Debt Documents and the holders of the
Senior Debt Instruments (such creditors and holders being referred to collectively herein as the "Senior Creditors") shall have received payment of their respective Obligations in full in cash. The Borrower shall endorse on any instrument evidencing such Non-Affiliate Subordinated Debt a statement to the effect that is subject to these terms of subordination.

     SECTION 3. Events of Subordination. (a) In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower, the Lenders and the Senior Creditors shall be entitled to receive payment in full of the Obligations before the Subordinated Creditor is entitled to receive any payment of all or any of the Non-Affiliate Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Non-Affiliate Subordinated Debt in any such case, proceeding, assignment or marshaling (including any payment that may be payable by reason of any other Debt of the Borrower being subordinated to payment of the Non-Affiliate Subordinated Debt) shall be paid or delivered directly to Credit Suisse First Boston, as Agent under the Credit Agreements for the account of the Lenders, and to the Senior Creditors or to a trustee or other agent for the Senior Creditors (any such trustee or agent being referred to herein as a "Representative") which may be listed on Schedule I hereto, pro rata according to the principal amount of the Obligations of the Lenders and the Senior Creditors, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full. For purposes of this Section "property or securities" of the Borrower shall not be deemed to include shares of stock of the Borrower as reorganized or readjusted, or securities of the Borrower or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the Obligations at least to the extent provided in this Section to the payment of all Obligations that may at the time be outstanding, provided, however, that (i) the Obligations are assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the Lenders under the Credit Agreements and of the Senior Creditors under the Senior Debt Documents are not, without their consent, altered by such reorganization or readjustment.

     (b) Upon the maturity of the Obligations, whether by acceleration or otherwise, no payment (including any payment that may be payable by reason of any other Debt of the Borrower being subordinated to the Non-Affiliate Subordinated Debt) shall be made by or on behalf of the Borrower for or on account of any Non-Affiliate Subordinated Debt, and the Subordinated Creditor shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Non-Affiliate Subordinated Debt until the Obligations shall have been paid in full.

     (c) In the event that, notwithstanding the foregoing, the Borrower shall make any payment to the Subordinated Creditor prohibited by the foregoing provisions of this Section 3, then in such event such payment shall be held in trust and paid over and delivered forthwith to the Agent, for the benefit of the Lenders, and to the Senior Creditors or their Representatives pro rata according to the principal amount of the Obligations of the Lenders and the Senior Creditors, for application to the Obligations.

     SECTION 4. Trust Monies Not Subordinated. Notwithstanding anything contained in this Agreement to the contrary, funds (other than funds paid in violation of the provisions of this Agreement) held in trust by a trustee (or other designated representative) for the Subordinated Creditor for the payment of the principal of, premium, if any, and interest on the Non-Affiliate Subordinated Debt shall not be subordinated to the prior payment of any Obligations or subject to the restrictions set forth in this Agreement, and no holder of the Non-Affiliate Subordinated Debt nor such trustee (or other designated representative) shall be obligated to pay over such amount to the Borrower, the Lenders or the Agent, for the benefit of the Lenders, any other designated representative of the Lenders, the Senior Creditors or the Representative, or any other creditor of the Borrower.

     SECTION 5. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent the Borrower, at any time except during the pendency of any proceeding referred to in Section 3(a) hereof or under the conditions described in Section 3(b) hereof, from making payments owing to the Subordinated Creditor. Further, nothing in this Agreement shall have any effect on the right of the Subordinated Creditor or its representatives to accelerate the maturity of the Non-Affiliate Subordinated Debt upon the occurrence of a default or an event of default thereunder or to exercise any or all of its remedies against the Borrower permitted by applicable law in respect of the Non-Affiliate Subordinated Debt, but, in that event, no payment may be made in violation of the provisions of this Agreement.

     SECTION 6. Obligations Hereunder Not Affected. (a) No right of the Lenders, the Agent, for the benefit of the Lenders, the Senior Creditors or the Representatives, to enforce the subordination provisions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or any failure to act, in good faith, by the Agent, any such Lender, any Senior Creditor or any Representative or by any noncompliance by the Borrower with the terms, provisions and covenants of this Agreement.

     (b) Without in any way limiting the generality of the foregoing paragraph, the Lenders, the Agent, the Senior Creditors and the Representatives may, at any time and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Subordinated Creditor to the Lenders or the Senior Creditors, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Obligations, or otherwise amend or modify in any manner the Credit Agreements, the Notes or the Senior Debt Documents; (ii) permit the Borrower to borrow, repay and then reborrow any or all of the Obligations; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Obligations; (iv) release any Person liable in any manner for the collection of Obligations; (v) exercise or refrain from exercising any rights against the Borrower and any other Person; or (vi) apply any sums received by them to the Obligations.

     SECTION 7. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor on the one hand and the Lenders and the Senior Creditors on the other hand. Nothing contained in this Agreement is intended to or shall (a) impair, as among the Borrower, its creditors other than the Lenders, the Senior Creditors (and the Agent and the Representative respectively on their behalf) and the Subordinated Creditor, the obligation of the Borrower, which is absolute and unconditional (and which, subject to the rights under this Agreement, is intended to rank equally with all other general obligations of the Borrower), to pay to the Subordinated Creditor the principal of, premium, if any, and interest on the Non-Affiliate Subordinated Debt as and when the same shall become due and payable in accordance with its terms; or (b) affect the relative rights against the Borrower, the Subordinated Creditor and creditors of the Borrower other than the Subordinated Creditor; or (c) prevent the Subordinated Creditor from exercising all remedies otherwise permitted by applicable law with respect to the Non-Affiliate Subordinated Debt upon default, subject to the rights, if any, under this Agreement of the Lenders, the Agent, for the benefit of the Lenders, the Senior Creditors and the Representatives.

     SECTION 8. Rights of Subrogation. The Subordinated Creditor agrees that no payment or distribution to Credit Suisse First Boston, as Agent for the Lenders, to the Lenders, to the Senior Creditors or to the Representatives pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any right of subrogation in respect thereof until the Obligations shall have been paid in full. For purposes of such subrogation, no payments or distributions on the Obligations pursuant to this Agreement shall, as between the Borrower, its creditors other than the Lenders and the Senior Creditors, and the Subordinated Creditor, be deemed to be a payment by the Borrower to or on account of the Obligations, and no payments or distributions to the Subordinated Creditor of assets by virtue of the subrogation herein provided for shall, as between the Borrower, its creditors other than the Lenders and the Senior Creditors, and the Subordinated Creditor, be deemed to be a payment to or on account of the Non-Affiliate Subordinated Debt.

     SECTION 9. Extension of Subordination. The Borrower and the Subordinated Creditor shall not subordinate the Non-Affiliate Subordinated Debt for the benefit of any one or more other creditors of the Borrower, now or hereafter existing upon any terms other than those set forth in this Agreement. The Borrower and the Subordinated Creditor shall have the right to subordinate the Non-Affiliate Subordinated Debt for the benefit of any one or more other creditors of the Borrower, now or hereafter existing, upon the same terms as are set forth in this Agreement.

                                   SCHEDULE I
                              Senior Debt Documents


Title and Date                    Party(ies)                  Representative

                                   EXHIBIT A-1
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT



                          FORM OF REVOLVING CREDIT NOTE

                                 PROMISSORY NOTE




U.S.$_______________                            Dated:  _______________, _____


     FOR VALUE RECEIVED, the undersigned, MIRANT CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to _________________________ (the "Lender") for the account of its Applicable Lending Office on the Termination Date (as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Revolving Credit Commitment in figures] or, if less, the aggregate principal amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the Four-Year Credit Agreement dated as of July __, 2001 among the Borrower, the Lender and certain other financial institutions parties thereto and Credit
Suisse First Boston, as Agent for the Lender and such other financial institutions (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) outstanding on the Termination Date.

     The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Credit Suisse First Boston, as Agent, at 11 Madison Avenue, New York, New York 10010, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

     This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the debt of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

               MIRANT CORPORATION


               By:

               ---------------------------------------------------

               Title:



                       ADVANCES AND PAYMENTS OF PRINCIPAL
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                                      Amount of
                               Amount of           Principal Paid        Unpaid Principal           Notation
         Date                   Advance              or Prepaid               Balance                Made By
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------


                                   EXHIBIT A-2
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT



                          FORM OF COMPETITIVE BID NOTE

                                 PROMISSORY NOTE



U.S.$_______________                            Dated:  _______________, ____


     FOR VALUE RECEIVED, the undersigned, MIRANT CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Four-Year Credit Agreement dated as of July __, 2001 among the Borrower, the Lender and certain other financial institutions parties thereto, and Credit Suisse First Boston, as Agent for the Lender and such other financial institutions (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined)), on _______________, ____, the principal amount of U.S.$_______________.

     The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

     Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).

     Both principal and interest are payable in lawful money of the United States of America to Credit Suisse First Boston, as Agent, for the account of the Lender at the office of the Agent, at 11 Madison Avenue, New York, New York 10010 in same day funds.

     This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

               MIRANT CORPORATION



               By:

               ---------------------------------------------------

               Title:

                                   EXHIBIT B-1
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT



                  FORM OF NOTICE OF REVOLVING CREDIT BORROWING

     Credit Suisse First Boston, as Agent for the Lenders parties to the Credit Agreement referred to below [address] [Date]

     Attention: ____________________

     Ladies and Gentlemen:

     The undersigned, Mirant Corporation, refers to the Four-Year Credit Agreement, dated as of July __, 2001 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain financial institutions parties thereto and Credit Suisse First Boston, as Agent for said financial institutions, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Borrowing (the "Proposed Revolving Credit Borrowing") as required by Section 2.02(a) of the Credit Agreement:

               (i) The Business Day of the Proposed Revolving Credit Borrowing is _______________, ____.

               (ii) The  Type  of  Revolving  Credit  Advances   comprising  the
                    Proposed Revolving Credit Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

               (iii)The  aggregate  amount  of  the  Proposed  Revolving  Credit
                    Borrowing is $_______________.

               [(iv)The  initial   Interest  Period  for  each  Eurodollar  Rate
                    Advance made as part of the Proposed Revolving Credit Borrowing is __________ month[s].]

     The undersigned hereby certifies that on the date hereof and on the date of the Proposed Revolving Credit Borrowing the representations and warranties contained in Section 4.01 of the Credit Agreement (except those contained in Sections 4.01(h) and (j)) are or will be, as the case may be, correct, before and after giving effect to the Proposed Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date.

               Very truly yours,


               MIRANT CORPORATION


               By:

               ---------------------------------------------------

               Title:

                                   EXHIBIT B-2
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT



                   FORM OF NOTICE OF COMPETITIVE BID BORROWING

     Credit Suisse First Boston, as Agent for the Lenders parties to the Credit Agreement referred to below [address] [Date]

     Attention:

     --------------------------------

     Ladies and Gentlemen:

     The undersigned, Mirant Corporation, refers to the Four-Year Credit Agreement, dated as of July __, 2001 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain financial institutions parties thereto and Credit Suisse First Boston, as Agent for said financial institutions, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "Proposed Competitive Bid Borrowing") is requested to be made:


                  (A)      Date of Proposed Competitive
                           Bid Borrowing                                   ________________________

                  (B)      Amount of Proposed Competitive
                           Bid Borrowing                                   ________________________

                  (C)      Interest Period(s)                              ________________________

                  (D)      Maturity Date                                   ________________________

                  (E)      Interest Rate Basis                             ________________________

                  (F)      Interest Payment Date(s)                        ________________________

                  (G)      Prepayment Provisions                           ________________________

                  (H)      Assignment and Participation Provisions         ________________________

                  (I)      _________________________                       ________________________



     The undersigned hereby certifies that on the date hereof and on the date of the Proposed Competitive Bid Borrowing the representations and warranties contained in Section 4.01 (except those contained in Sections 4.01(h) and (j)) of the Credit Agreement are or will be, as the case may be, correct, before and after giving effect to the Proposed Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and the aggregate amount of the Proposed Competitive Bid Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is equal to or less than the aggregate amount of the unused Commitments of the Lenders.

     The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

               Very truly yours,

               MIRANT CORPORATION


               By:

               ---------------------------------------------------

               Title:

                                   EXHIBIT C-1
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT


                        FORM OF ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Four-Year Credit Agreement dated as of July __, 2001 (as amended or modified to the Effective Date specified below, the "Credit Agreement") among Mirant Corporation, a Delaware corporation (the "Borrower"), certain financial institutions parties thereto and Credit Suisse First Boston, as agent for said financial institutions (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

     The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the Effective Date equal to the percentage interest specified on Schedule 1 hereto. After giving effect to such sale and assignment, the Assignee's Revolving Credit Commitment and the amount of the Revolving Credit Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Revolving Credit Note held by the Assignor and requests that the Agent exchange such Revolving Credit Note for a new Revolving Credit Note payable to the Assignee in an amount equal to the Revolving Credit Commitment assumed by the Assignee pursuant hereto or new Revolving Credit Notes payable to the Assignee in an amount equal to the Revolving Credit Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee or that it is an entity that has been approved by the Borrower and the Agent under Section 8.07(a) of the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.14 of the Credit Agreement.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

     5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations (other than under Sections 2.14(f), 8.07(g) and 8.08) under the Credit Agreement.

     6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Revolving Credit Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Credit Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance



Percentage interest assigned:                                       _____%
Assignee's Revolving Credit Commitment:                             $_______________
Aggregate outstanding principal amount of   Revolving Credit
Advances assigned:                                                  $_______________
Principal amount of Revolving Credit Note payable to Assignee:      $_______________
Principal amount of Revolving Credit Note payable to Assignor:      $_______________


Effective Date*:  _______________, _____

          [NAME OF ASSIGNOR], as Assignor



          By:

          ---------------------------------------------------

          Title:


          Dated: _______________, ____



          [NAME OF ASSIGNEE], as Assignee



          By:

          ---------------------------------------------------

          Title:

          Domestic Lending Office: [Address]

          Eurodollar Lending Office: [Address]

          Accepted this __________ day of _______________, ____

          CREDIT SUISSE FIRST BOSTON, as Agent

          By_____________________

          Title:

          By_____________________

          Title:

          **Agreed this ___ day of _______________, ___________

          MIRANT CORPORATION

          By_____________________

          Title:

                                   EXHIBIT C-2
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT


                            CONFIDENTIALITY AGREEMENT

     Memorandum To: Proposed Assignee or Participant

     From: Lender

     Date: [___________]

     Subject: Credit Agreement for Mirant Corporation

     In connection with your possible interest in becoming a Lender or participant under the Four-Year Credit Agreement dated as of July __, 2001(as from time to time in effect, the "Credit Agreement") among Mirant Corporation (the "Company"), certain financial institution(s) party thereto and Credit Suisse First Boston, as Agent for such financial institution(s), you will receive certain information which is non-public, confidential or proprietary in nature. That information and any other information concerning the Company and its affiliates or the Credit Agreement furnished to you by the Company and its affiliates, Credit Suisse First Boston (the "Lead Arranger") or any Lender in connection with the Credit Agreement (at any time on, before or after the date of this Confidentiality Agreement), together with analyses, compilations or other materials prepared by you or your directors, officers, employees, agents, auditors, attorneys, consultants or advisors (collectively, "Representatives") which contain or otherwise reflect such information or your review of or interest in the Credit Agreement is hereinafter referred to as the "Information". In consideration of your receipt of the Information, you agree that:

     1. You will not, without the prior written consent of the Company, use, either directly or indirectly, any of the Information except in concert with the Company or in connection with the Credit Agreement.

     2. You agree to reveal the Information only to your Representatives who need to know the Information for the purpose of evaluating the Credit Agreement, who are informed by you of the confidential nature of the Information, and who agree to be bound by the terms and conditions of this Agreement. You agree to be responsible for any breach of this Agreement by any of your Representatives.

     3. Without the Company's prior written consent, you shall not disclose to any person (except as otherwise expressly permitted herein) the fact that the Information has been made available, or any of the terms, conditions or other facts with respect to the Credit Agreement.

     4. This Agreement shall be inoperative as to any portion of the Information that (i) is or becomes generally available to the public on a nonconfidential basis through no fault or action by you or your Representatives, or (ii) is or becomes available to you on a nonconfidential basis from a source other than the Company or its affiliates, the Lead Arranger, the Agent or any Lender or their Representatives, which source, to the best of your knowledge, is not prohibited from disclosing such Information to you by a contractual, legal or fiduciary obligation to the Company, the Lead Arranger, the Agent or any Lender.

     5. You may disclose the Information at the request of any regulatory or supervisory authority having jurisdiction over you.

     6. In the event that you become legally compelled to disclose any of the Information or the existence of the Credit Agreement, you shall provide the Company with notice of such event promptly upon your obtaining knowledge thereof (provided that you are not otherwise prohibited by law from giving such notice) so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, you shall furnish only that portion of the Information that is legally required and shall cooperate with the Company's counsel to enable either the Company to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Information.

     7. In the event that discussions with you concerning the Credit Agreement are discontinued, you shall redeliver to the Company the copies of the Information that were furnished to you by or on behalf of the Company and represent to the Company that you have destroyed all other copies thereof. All of your obligations hereunder and all of the Company's rights and remedies hereunder shall survive any return or destruction of the Information.

     8. You acknowledge that disclosure of the Information in violation of the terms of this Agreement could have serious consequences, and agree that, in the event of any breach by you or your Representatives of this Agreement, the Company may be entitled to equitable relief (including injunction and specific performance) in addition to all other remedies available to it at law or in equity.

     9. You will not make any public announcement, advertisement, statement or communication regarding the Company, its affiliates or the Credit Agreement without the prior written consent of the Company.

     10. This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by and under the laws of the State of New York.

     11. All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     12. No waiver of any provision of this Agreement, or of a breach hereof, shall be effective unless it is in writing, signed by the party waiving the provision, or the breach hereof. No waiver of a breach of this Agreement (whether express or implied) shall constitute a waiver of a subsequent breach hereof.

     13. The Company is a party to and an intended beneficiary of this Agreement.

     If you are prepared to accept the Information on this basis, please sign and return this Confidentiality Agreement to us at ________________________ and to the Company at ___________________________________________________,

Attention: Treasurer.

     By:
               --------------------------------------------

     Name:

               --------------------------------------------

     Title:

               --------------------------------------------

     Institution:

               --------------------------------------------

                                    EXHIBIT D
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT


                   FORM OF OPINION OF COUNSEL FOR THE BORROWER

                                  July __, 2001

     To the financial  institutions  party to the Credit  Agreement  referred to
below  and  to  Credit  Suisse  First  Boston,   as  Agent  for  such  financial
institutions

     Ladies and Gentlemen:

     We have acted as counsel to Mirant Corporation (the "Company"), a corporation organized under the laws of the State of Delaware, in connection with the Four-Year Credit Agreement, dated as of [__], 2001 (the "Credit Agreement"), among the Company and each of you. This opinion letter is rendered to you pursuant to Section 3.01(d)(v) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     In the capacity described above, we have examined originals or copies of each of the Credit Agreement and the Revolving Credit Notes issued on the date hereof (collectively, the "Loan Documents").

     We have also been furnished with, and with your consent have relied upon, certificates of officers of the Company with respect to factual matters. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary for the purposes of expressing the following opinions. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies.

     We have made such legal and factual inquiries for the purpose of rendering this opinion as we have deemed necessary (except where a statement is qualified as to knowledge or awareness in which case we have made such limited inquiry as is indicated below). The partners of the firm that are rendering this opinion are admitted to practice in the State of Georgia only, and we are rendering opinions as indicated herein only to the effect of the federal laws of the United States of America, the internal laws of the State of Georgia and the General Corporation Law of the State of Delaware; however, we express no opinion with respect to the applicability or the effect of federal laws of the United States of America governing health, safety or the environment, and we express no opinion as to the effect of the laws of any other jurisdiction or municipal law or the laws of any local agencies within any state, including, without limitation, Georgia.

     Whenever a statement herein is qualified by "to our knowledge" or a similar phrase, it means, among other things, that those attorneys in the firm who have devoted substantive attention to the transaction described herein do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company. No actual or constructive knowledge of any attorneys in the firm shall be imputed to the firm as to any of the matters set forth herein. Without limiting the generality of the foregoing, we have not made any examination of any accounting, financial or economic matters, and express no opinion with respect thereto or with respect to the ability of any party to perform under any documents. All assumptions made by us herein have been made, with your approval, without any investigation or verification by us.

     In rendering the opinions set forth herein, no opinion is expressed regarding compliance with the laws relating to interest or usury, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the Georgia Securities Act of 1973, as amended, or the effect of the failure to comply with any such laws.

     On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications, assumptions, exceptions and other matters set forth herein, we are of the opinion, as of the date hereof, that:

     1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

     2. Each of the Loan Documents has been duly authorized, executed and delivered by the Company.

     3. The execution and delivery by the Company of the Loan Documents do not, as of the date hereof, (a) violate the Certificate of Incorporation or Bylaws of the Company, (b) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any material published statute, rule or regulation of any court, regulatory body, administrative agency, government or governmental body of the United States or the State of Georgia, applicable to the Company, (c) to our knowledge, constitute a default under any material written agreement of the Company or result in the creation of any Lien (other than in favor of the Lenders) upon the property of the Company, or (d) require any authorization, approval, consent or other action by, or notice to or filing with, any governmental authority or regulatory body of the United States or of the State of Georgia other than those that have been obtained or made.

     The term "material written agreement" used in paragraph 3 above includes only those documents filed as Exhibits 10.1 through 10.32, inclusive, to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 filed with the United States Securities and Exchange Commission. We express no opinion as to compliance by any parties other than the Company to the documents and agreements discussed herein with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business.

     The opinions expressed herein represent the judgment of this law firm as to certain legal matters, but they are not guarantees or warranties and should not be construed as such. Further, the opinions expressed above are given only as of the date hereof, and we do not assume (and we shall not have) any duty or obligation to update such opinions.

     A copy of this opinion letter may be delivered by you to any Person that becomes a Lender in accordance with the provisions of the Credit Agreement. Any such Lender may rely on the opinions expressed above as if this opinion letter were addressed and delivered to such Lender on the date hereof.

     This opinion letter is provided to you for your exclusive use solely in connection with the matters contemplated by the Loan Documents. Except as expressly set forth in the immediately preceding paragraph, this opinion may not be relied upon by you for any other purpose, or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose, without our prior written consent in each instance.

               Very truly yours,



               Troutman Sanders LLP

                                    EXHIBIT E
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT


                    FORM OF OPINION OF COUNSEL FOR THE AGENT


     July __, 2001 To the financial institutions party to the Credit Agreement referred to below and to Credit Suisse First Boston, as Agent for such financial institutions

                               Mirant Corporation
                           Four Year Credit Agreement

     Ladies and Gentlemen:

     We have acted as special New York counsel to Credit Suisse First Boston, as Agent (the "Agent"), in connection with the Four-Year Credit Agreement, dated as of July __, 2001 (the "Credit Agreement") among Mirant Corporation (the
"Borrower"), a Delaware corporation, and each of you. This opinion is being delivered to you pursuant to Section 3.01(d)(vi) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

     In that connection, we have examined executed originals or copies certified or otherwise identified to our satisfaction of each of the following (the "Loan Documents"):

     (1) the Credit Agreement; and

     (2) the Revolving Credit Notes issued on the date hereof.

     In our examination of the Loan Documents, we have assumed, without independent investigation, (a) the due execution and delivery of each Loan Document by each of the parties thereto, (b) the authenticity of all documents submitted to us as originals, (c) the genuineness of all signatures and the legal capacity of all natural persons and (d) the conformity to the originals of all documents submitted to us as copies and the authenticity of all originals of such copies.

     With your permission, in rendering the opinion set forth below, we have also assumed, without independent investigation, that (a) each of the parties to the Loan Documents (the "Loan Parties") is a corporation, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its organization, (b) each Loan Party has full power and authority (corporate, partnership and otherwise) to execute, deliver and perform the Loan Documents to which it is a party, (c) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action (corporate, partnership or otherwise) and do not (i) contravene the certificate of incorporation, bylaws, general partnership agreement or other constituent documents of any of such Loan Party, (ii) except with respect to Generally Applicable Law (as defined below and as to which we make no assumption), violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, or
(iii) conflict with or result in the breach of any document or instrument binding on any such Loan Party, (d) except with respect to Generally Applicable Law (as to which we make no assumption), no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party of the Loan Documents to which it is a party, or, if any such authorization, approval, consent, action, notice or filing is required thereof, it has been duly obtained or made and is in full force and effect, and (e) the Lenders and the Agent will perform and exercise their rights under the Loan Documents to which they are a party reasonably and in good faith and will act reasonably and in good faith in taking action, exercising discretion and making determinations thereunder. As used in the preceding sentence, "Generally Applicable Law" means federal law of the United States of America and the law of the State of New York and any rule or regulation promulgated thereunder or pursuant thereto applicable to the execution, delivery or performance of the Loan Documents and which are generally applicable to the execution, delivery or performance of documents with terms and provisions of the type contained in the Loan Documents; provided, however, that Generally Applicable Law shall not include any law, rule or regulation which is applicable to the execution, delivery or performance of any Loan Document by any Loan Party thereto because of the specific nature of the assets or business of such Loan Party or any of its affiliates.

     Based upon the foregoing we advise you that, in our opinion:


     1. The Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.


     2. The Revolving Credit Notes issued on the date hereof constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.


     Our opinions above are subject to the following qualifications:

     (a) Our opinions expressed above are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate the maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order the Borrower to perform covenants. Such principles applied by a court might include a requirement that the creditors act with reasonableness and good faith. Such a requirement might be applied, for example, to the provisions of the Credit Agreement purporting to authorize conclusive determinations by the Agent or any Lender.


     (b) Our opinions expressed above are also subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditors' rights generally and to possible judicial action giving effect to governmental actions affecting creditors' rights.


     (c) We express no opinion as to any provisions of the Credit Agreement insofar as it provides that (i) any Person purchasing a participation from any Lender pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Lender or any other Person may exercise set-off or similar rights other than in accordance with law or (ii) any party thereto shall make payments without set-off, defense or counterclaim.


     (d) The ability of one party to any of the Loan Documents to bring a dispute against any other party to any of the Loan Documents in a Federal court of the United States sitting in the Borough of Manhattan, City of New York is subject to the applicable requirements of subject matter and diversity jurisdiction.


     (e) With respect to any provision of the Credit Agreement that provides that the obligations thereunder of any Loan Party shall be absolute and unconditional irrespective of any changes to, or amendments of, any other Loan Documents to which such Loan Party has not consented, such provision may be enforceable only to the extent that such changes or amendments were not so material as to constitute a new contract among the parties.


     (f) We express no opinion as to the effect of any public policy considerations or court decisions which may limit the rights of any party to obtain indemnification under the Credit Agreement or as to the effect of any provision of the Credit Agreement relating to indemnification or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person.


     (g) The enforceability of any provision of the Credit Agreement to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.


     (h) We express no opinion as to any waiver of subject-matter jurisdiction in respect of, or any right based on improper venue or forum non conveniens in any proceeding in, the Federal courts of the United States.

     Our opinions expressed above are limited to the law of the State of New York and the Federal law of the United States, and we do not express any opinion herein concerning any other law. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of any Loan Document may be sought that limits the rates of interest legally chargeable or collectible.

     A copy of this opinion letter may be delivered by any of you to any Person that becomes a Lender in accordance with the provisions of the Credit Agreement. Any such Lender may rely on the opinion expressed above as if this opinion letter were addressed and delivered to such Lender on the date hereof.

     This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you or any other Lender that is permitted to rely on the opinion expressed herein as specified in the next preceding paragraph of any development or circumstance of any kind, including any change of law or fact that may occur after the date of this opinion letter even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion letter. Accordingly, any Lender relying on this opinion letter at any time after the date hereof should seek advice of its counsel as to the proper application of this opinion letter at such time.

               Very truly yours,



               JAM/CC

                                    EXHIBIT F
                               MIRANT CORPORATION
                           FOUR-YEAR CREDIT AGREEMENT


                              DESIGNATION AGREEMENT

                                      Dated

                                   ----------


     Reference is made to that certain Four-Year Credit Agreement dated as of July __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among MIRANT CORPORATION, the Lenders parties thereto and CREDIT SUISSE FIRST BOSTON, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

     [NAME OF DESIGNATING LENDER] (the "Designating Lender"), [NAME OF DESIGNEE] (the "Designee"), the Agent and Borrower agree as follows:

     1. Pursuant to Section 8.07(i) of the Credit Agreement, the Designating Lender hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Advances pursuant to Article II of the Credit Agreement. Any delegation by Designating Lender to Designee of its rights to make an Advance pursuant to such Article II shall be effective at the time of the funding of such Advance and not before such time.

     2. Except as set forth in Section 7 below, the Designating Lender makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement or any document related thereto (each, a "Loan Document") or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

     3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in writing Article IV of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Agent, the Designating Lender or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Lender; (d) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Lender.

     4. The Designee hereby appoints [Designating Lender or a specified branch or affiliate of Designating Lender] as Designee's agent and attorney in fact and grants to [Designating Lender or a specified branch or affiliate of Designating Lender] an irrevocable power of attorney to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents. Designee shall not have any right to approve any waiver or amendment of the Credit Agreement or of any Note, or any consent to any departure by the Borrower therefrom, except to the extent that such waiver, amendment or consent would reduce the principal of, or interest on, the Notes or any fees or any other amounts payable under the Credit Agreement or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or any other amounts payable under the Credit Agreement. Any document executed by such agent on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Agent and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

     5. Following the execution of this Designation Agreement by the Designating Lender, its Designee and the Borrower, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on the signature page thereto.

     6. Each of the Borrower, the Designating Lender and the Agent hereby (i) acknowledges that the Designee is relying on the non-petition provisions of
Section 8.12 of the Credit Agreement as agreed to by all signatories thereto and
(ii) reaffirms that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law for one year and one day after the payment in full of the latest maturing commercial paper note issued by the Designee.

     7. The Designating Lender unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder; provided that the Designating Lender shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

     8. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Advances as a Designated Lender pursuant to Article II of the Credit Agreement and the rights and obligations of a Designated Lender related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee Lender which are then due and payable. Notwithstanding the foregoing, the [Designating Lender or a specified branch or affiliate of Designating Lender], as administrative agent for the Designee, shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designee and the Designating Lender with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section
7.05 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

     9. This Designation Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

     IN WITNESS WHEREOF, the Designating Lender and the Designee intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

               [NAME OF DESIGNATING LENDER], as Designating Lender


                                     By:

                                     -------------------------------------
                                     Name:
                                     Title:


                                     [NAME OF DESIGNEE], as Designee


                                     By:
                                     -------------------------------------
                                     Name:
                                     Title:

                                     Lending Office
                                     (and address for notices):


                                     MIRANT CORPORATION, as Borrower

                                     By:
                                     -------------------------------------
                                     Name:
                                     Title:

Accepted this __ day

of ________, ____

Effective Date:


CREDIT SUISSE FIRST BOSTON
as Agent


By:
   -----------------------------------------------
     Name:
     Title:












* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

**       Include if Borrower's consent is required.